[CERTAIN INFORMATION AND ATTACHMENTS TO THIS EXHIBIT, MARKED BY [***], HAVE BEEN OMITTED IN ACCORDANCE WITH ITEM 601(A)(5) OF REGULATION S-K AS THEY DO NOT CONTAIN INFORMATION MATERIAL TO AN INVESTMENT OR VOTING DECISION.] EXECUTION VERSION 735670766 18597645 AMENDMENT NUMBER 4 TO LOAN AND SECURITY AGREEMENT AMENDMENT NUMBER 4 TO LOAN AND SECURITY AGREEMENT, dated as of December 20, 2021 (this “Amendment”), is made and entered into by and among TIF FUNDING LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) and each of the Lenders party hereto. RECITALS: WHEREAS, reference is made to the Loan Agreement, dated as of December 13, 2018 (as amended by Amendment Number 1, dated as of February 8, 2019, as amended by Amendment Number 2, dated as of November 4, 2019, as amended by Omnibus Amendment Number 1, dated as of November 13, 2020, and as it may be amended, supplemented or otherwise modified from time to time after the date hereof, the “Loan Agreement”), by and among the Borrower, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent; WHEREAS, the Majority Lenders wish to consent to certain amendments to the Intercreditor Collateral Agreement and the Collateral Agent, acting at the direction of the Majority Lenders, wishes to approve certain amendments to the Management Agreement in order to conform the Management Agreement to the terms of the Intercreditor Collateral Agreement; and WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders desire to amend the Loan Agreement in order to conform the terms of the Loan Agreement to the terms of the Intercreditor Collateral Agreement. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Amendment constitutes a “Transaction Document”, as defined in the Loan Agreement. SECTION 2. Amendments to Loan Agreement. Effective on the Amendment Effective Date, the Loan Agreement is amended in accordance with the copy of the Loan Agreement attached hereto as Exhibit A, wherein all deletions from the Loan Agreement are indicated in strikethrough format and all additions to the Loan Agreement are indicated in double underlined format. SECTION 3. Consent to Amendment to Intercreditor Collateral Agreement. In accordance with Section 635 of the Loan Agreement, the Lenders party to this Amendment, representing in aggregate the Majority Lenders, hereby (i) consent to the Borrower’s entry into the Second Amended and Restated Intercreditor Collateral Agreement, in substantially the form attached hereto as Exhibit B (the “Intercreditor Collateral Agreement”) and (ii) direct the Collateral Agent to execute the Intercreditor Collateral Agreement. EXHIBIT 10.4

2 735670766 18597645 SECTION 4. Consent to Amendment to Management Agreement. The Lenders party to this Amendment, representing in aggregate the Majority Lenders, hereby direct the Collateral Agent to approve the amendment to the Management Agreement in substantially the form attached hereto as Exhibit C, and the Collateral Agent, pursuant to such direction from the Majority Lenders, hereby approves such amendments. SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment Effective Date”): (a) the Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, the Collateral Agent and Lenders representing in aggregate the Majority Lenders, and (b) the Collateral Agent shall have received an Officer’s Certificate and an Opinion of Counsel as to the permissibility of this Amendment under the Loan Agreement, each in form and substance reasonably satisfactory to the Collateral Agent. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding. SECTION 6. Representations and Warranties. In order to induce the Lenders, the Collateral Agent and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders, the Collateral Agent and the Administrative Agent on and as of the Amendment Effective Date that: (a) Existence, Qualification and Power. The Borrower (i) is duly organized or formed, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its organization, and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment. (b) Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject or (c) violate any law in any material respect. (c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect. (d) Execution and Delivery; Binding Effect. This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except

3 735670766 18597645 as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity. (e) Incorporation of Representations and Warranties. The representations and warranties of the Borrower set forth in the Loan Agreement and in any other Transaction Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date). SECTION 7. Reaffirmation of Security Interests. The Borrower hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated thereby. The Borrower hereby (a) affirms and confirms its pledges, grants and other undertakings under the Loan Agreement and the other Transaction Documents to which it is a party, and (b) agrees that (i) each Transaction Document to which it is a party shall continue to be in full force and effect and (ii) all pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent, for the benefit of the Secured Parties. SECTION 8. Expenses; Indemnity. Sections 1304 and 1318 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein. SECTION 9. Miscellaneous. (a) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto. (b) Entire Agreement. This Amendment, the Loan Agreement, as amended hereby, and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, bothwritten and verbal, among the parties or any of themwith respect to the subject matter hereof. (c) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York. (d) Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any related party of the foregoing in any way relating to this Amendment or any other Transaction Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal

4 735670766 18597645 court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Transaction Document shall affect any right that the Administrative Agent or Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Transaction Document against the Borrower or its properties in the courts of any jurisdiction. (e) Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Transaction Document in any court referred to in paragraph (f) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (f) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 1307 of the Loan Agreement. Nothing in this Amendment or any other Transaction Document will affect the right of any party hereto to serve process in any other manner permitted by applicable law. (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (h) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable. (i) Counterparts; Integration; Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the

5 735670766 18597645 Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Amendment may be executed by an authorized individual on behalf of each party hereto by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof. (j) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. (k) Reference to and Effect on the Loan Agreement and the Other Transaction Documents. On and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Transaction Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or supplemented by this Amendment. Except as specifically amended by this Amendment, the Loan Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Loan Agreement or any of the other Transaction Documents. This Amendment shall be deemed to be a Transaction Document as defined in the Loan Agreement. [Remainder of this page intentionally left blank]

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. TIF FUNDING LLC, as Borrower By: Triton Container International Limited, its manager By: /s/ Michael S. Pearl Name: Michael S. Pearl Title: Vice President and Treasurer

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: /s/ Robert J. Perkins Name: Robert J. Perkins Title: Vice President

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ John Fulvimar Name: John Fulvimar Title: Director

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 WELLS FARGO, BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ John Fulvimar Name: John Fulvimar Title: Director

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Gordon Wong Name: Gordon Wong Title: Vice President

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Patrick Duggan Name: Patrick Duggan Title: Authorized Signatory By: /s/ Jason Ruchelsman Name: Jason Ruchelsman Title: Authorized Signatory

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 ING BELGIUM SA/NV, as a Lender By: /s/ Luc Missoorten Name: Luc Missoorten Title: By: /s/ Isabel Frits Name: Isabel Frits Title: Head of Lending BeLux

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 MIZUHO BANK, LTD., as a Lender By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 BANK OF AMERICA, N.A., as a Lender By: /s/ Bradley Sohl Name: Bradley Sohl Title: Director

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 PNC BANK NATIONAL ASSOCIATION, as a Lender /s/ Roger Yuen Name: Roger Yuen Title: Senior Vice President

Amendment Number 4 to Loan and Security Agreement 735670766 18597645 REGIONS BANK, as a Lender /s/ Josh Aycox Name: Josh Aycox Title: Vice President

735670766 18597645 Exhibit A Amendments to Loan Agreement [Attached]

CONFORMED COPY Amendment Number 1, 2/8/19 Amendment Number 2, 11/4/19 Omnibus Amendment Number 1, 11/13/20 Form of AICCA - Conforming Amendment Amendment Number 4, 12/20/21 LOAN AND SECURITY AGREEMENT among TIF FUNDING LLC, as Borrower the LENDERS from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent and Securities Intermediary Dated as of December 13, 2018

“Adjusted Net  Book Value”:  With  respect  to  any Managed Containers  being  sold,  an amount  equal  to  the  difference  of  (x)  the  sum  of  the  respective  Net  Book  Values  of  such Managed  Containers  at  the  time  of  sale,  minus  (y)  any  insurance  proceeds,  amounts  paid  by lessees or other Collections received by the Borrower in respect of any damage to such Managed Container which was not repaired prior to sale or in respect of any failure of the lessee to make repairs which were not made prior to sale. “Administrative  Agent”:   Wells  Fargo  Bank,  National  Association  and  its  permitted successors and assigns. “Administrative  Agent  Fee”:  This  term  shall  have  the  meaning  given  thereto  in  the Administrative Agent Fee Letter. “Administrative Agent Fee Letter”:  That certain administrative agent fee letter, dated as of the Closing Date, between the Administrative Agent and the Borrower. “Advance Rate”: As  of  any  date  of  determination,  eighty  one  percent  (81%),  provided that upon the occurrence of the Conversion Date, the Advance Rate shall be reduced each month thereafter until the Final Maturity Date on a straight-line basis in an amount equal to 0.20833% per month (or two and one half percent (2.5%) per annum). “Affected Borrowing”:  The meaning specified in Section 301(m)(2). “Affiliate”:   With  respect  to  any  Person,  any  other  Person  directly  or  indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For  the  purposes  of  this  definition,  control,  when  used  with  respect  to  any  specified  Person, means  the  power  to  direct  the management  and  policies  of  such Person,  directly or  indirectly, whether  through  the  ownership  of  voting  securities,  by  contract  or  otherwise;  and  the  terms controlling and controlled have meanings correlative to the foregoing. “Aggregate Commitment”:  As of any date of determination, an amount equal to the sum of the Commitments of all Lenders. “Aggregate Loan Principal Balance”:  As of any date of determination, an amount equal to the sum of the unpaid principal balance of all Loans then Outstanding. “Aggregate Net Book Value”:  As of any date of determination, the sum of the Net Book Values  (such  Net  Book  Values  to  be  measured  as  of  the  last  day  of  the  month  immediately preceding such date of determination) of all Eligible Containers. “Amendment Number 3 Effective Date”: The “Amendment Effective Date” under and as defined  in Amendment Number 3  to Loan and Security Agreement, dated as of November 13, 2020, among the Borrower, the Collateral Agent, the Administrative Agent and the Lenders party thereto. “Ancillary Fees”:  All fees paid to and received by the Manager under Lease Agreements for  drop-off,  pick-up  or  repositioning  charges,  handling  fees,  repair  payments  and  repair insurance fees which are attributable to the Managed Containers.   2

Payment Amount to be paid on such Payment Date) exceeds the Asset Base.  If such term is used in a quantitative context, the amount of the Asset Base Deficiency shall be equal to the amount of such excess. “Assignment  and Acceptance”: Any  properly  completed  agreement  substantially  in  the form of Exhibit F hereto. “Authorized  Officer”:   Any  of  the  chief  executive  officer,  president,  chief  financial officer, treasurer, general counsel or other senior officer of the Manager or of the sole member of the Borrower (as applicable). “Authorized Signatory”:  Any Person designated in a certificate of a secretary or assistant secretary of a Person (or, in the case of a Person that is a limited liability company, any Person designated  in  a  certificate  of  a  secretary  or  assistant  secretary  of  the manager  of  such  limited liability  company)  or  by  written  notice  by  such  Person  delivered  to  the  Collateral  Agent,  as authorized to execute documents and instruments on behalf of such Person. “Availability”: As of any date of determination  for any Lender, an amount equal  to  the lesser of: (A)  the  excess,  if  any,  of  (x)  the  Commitment  of  such  Lender  on  such  date  of determination over  (y)  such Lender’s Pro Rata Share of  the Aggregate Loan Principal Balance (calculated without giving effect to the requested Loan) on such date of determination; and (B)  such Lender’s  Pro Rata  Share  of  an  amount  equal  to  the  excess  (but  not  less  than zero) of (1) the Asset Base, minus (2) the Aggregate Loan Principal Balance (calculated without giving effect to the requested Loan). “Available Distribution Amount”:  This term shall have the meaning set forth in Section 302(c) of this Agreement. “Bankruptcy Code”:  The United States Bankruptcy Reform Act of 1978, as amended. “Base Disposition Fees”: With respect to any Managed Container that (i) has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the product of (x) (1) in the  absence  of  an  Asset  Base  Deficiency,  three  percent  (3%)  or  (2)  after  the  occurrence  and continuance  of  an  Asset  Base  Deficiency,  two  and  a  half  percent  (2.5%)  and  (ii)  the DispositionSales Proceeds realized thereon. “Base Management Fee”:  An amount equal to the sum of (A) the product of (x) (1) if an Asset Base Deficiency does not exist as of such Payment Date, seven percent (7%) or (2) if an Asset Base Deficiency exists as of such Payment Date, five and a half percent (5.5%) and (y) the Net  Operating  Income  for  the  preceding  Collection  Period  and  (B)  the  sum  of  all  Base Disposition Fees for the preceding Collection Period. “Base Rate”:  On any date, a fluctuating rate of interest per annum equal to the highest of (i) the Federal Funds Effective Rate in effect on such date plus one half of one percent (0.50%), (ii)  the Prime Rate  in effect on such date and (iii)  the LIBOR Rate  in effect on such date plus   4

“Collateral Agent”:  The Person identified as such in the preamble hereto and performing the duties of the Collateral Agent under this Agreement. “Collateral Agent Fees”:  This term shall have the meaning set forth in Section 905 of this Agreement. “Collateral Agent Indemnified Amounts”:  This term shall have the meaning set forth in Section 905 of this Agreement. “Collection Account”:   This  term  shall  have  the meaning  set  forth  in  the  Intercreditor Collateral Agreement. “Collection Period”:  For each Payment Date, the period from and including the first day of  the calendar month  immediately preceding  the calendar month  in which such Payment Date occurs through and including the last day of such calendar month. “Collections”:  With respect  to any Collection Period, all payments (including any cash proceeds) actually received by the Borrower, or by the Manager on behalf of the Borrower, with respect  to  the  Containers  and  the  other  items  of  Collateral,  including,  without  limitation,  the excess of (i) the Combined Fleet Interest of the Borrower for such Collection Period, over (ii) the Combined  Fleet  Expense  of  the Borrower  for  such Collection  Period,  as  each  such  amount  is determined and paid to the Borrower in accordance with the terms of the Intercreditor Collateral Agreement. “Combined  Fleet”:   This  term  shall  have  the  meaning  set  forth  in  the  Intercreditor Collateral Agreement. “Combined  Fleet  Expense”:   This  term  shall  have  the  meaning  set  forth  in  the Intercreditor Collateral Agreement. “Combined Fleet Interest”:  This term shall have the meaning set forth in the Intercreditor Collateral Agreement. “Combined  Fleet  Participant”:  This  term  is  defined  in  the  Intercreditor Collateral Agreement, and will include the Borrower after it becomes a party to the Intercreditor Collateral Agreement. “Commercial Tort Claim”:  Any  commercial  tort  claim,  as  such  term  is  defined  in  the UCC. “Commitment”: With respect to each Lender, such Lender’s obligation to make Loans up to  the  maximum  unpaid  principal  amount  at  any  time  shown  on  Schedule  II,  as  hereafter modified pursuant to each Assignment and Acceptance to which it is a party. “Commitment Fee”:  The meaning set forth in Section 301(p) of this Agreement. “Competitor”: Any  Person  engaged  and  competing with  any  of  the  Borrower  or  the Manager  or  any  of  their  respective  Affiliates  in  the  container  or  chassis  leasing  business; provided,  however,  that  in  no  event  shall  (i)  any  Eligible  Assignee  or  (ii)  any  insurance company, bank, bank holding company, savings institution or trust company, fraternal benefit   9

and provided further that, if the foregoing limitation has been increased above sixty-five percent (65%) by operation of the above proviso, then any additional Managed Containers subsequently leased to any of such three lessees shall not be considered Eligible Containers until such time as the sum of the Net Book Values of all Managed Containers  then on lease to such three lessees does not  exceed an  amount  equal  to  sixty-five percent  (65%) of  the  then Aggregate Net Book Value; provided, further, that in the case of the proposed combination of COSCO and OOCL, the foregoing proviso shall not be applicable and the concentration limit applicable to the surviving entity of such combination shall be thirty percent (30%) of the then Aggregate Net Book Value; (g) Maximum Concentration for any Single Lessee.  The sum of the Net Book Values of all Eligible Containers then on Lease to any single lessee shall not exceed an amount equal to (A) with respect to any of the lessees set forth in Schedule I to this Agreement, the percentage of the Aggregate Net Book Value set opposite the name of such lessee on such schedule, and (B) with respect to any lessee not covered by clause (A), seven percent (7%)  of the then Aggregate Net Book Value; provided, however, that if two or more lessees shall engage in any transaction (whether through merger, consolidation, stock sale, asset sale or otherwise) pursuant to which a lessee shall become the owner of, or  interest holder  in, any other lessee’s leasehold interests in one or more Eligible Containers, the foregoing threshold set forth in clauses (A) and (B) shall on the effective date of such transaction be increased with respect to such acquiring or, in the case of a  merger,  surviving  lessee  to  equal  the  greater  of  (i)  the  sum  of  the  applicable  percentage limitations for the transacting lessees as set forth in clauses (A) and (B) above, and (ii) a quotient, expressed  as  a  percentage,  (x)  the  numerator  of  which  shall  equal  the  sum  of  the  Net  Book Values of all Managed Containers on Lease to such transacting lessees immediately prior to such transaction and (y) the denominator of which shall equal the then Aggregate Net Book Value). “Conduit  Lender”:   Each  Person  designated  as  a Conduit  Lender  on  its  signature  page hereto. “Consolidated Subsidiaries”:  With respect  to any Person, each Restricted Subsidiary of such Person that is required to be consolidated with such Person in accordance with GAAP. “Container”:   Any  marine  and  maritime  container  (including  dry  cargo  containers, refrigerated  containers  (including  the  associated  refrigeration  machine),  generator  sets,  gps devices and Specialized Containers) to which any Person either (i) has good title and that is held for lease or sale or (ii) is lessor under any Finance Lease. “Container  Fleet”:   At  any  time,  the  fleet  of  Containers  owned  or  managed  by  TCIL and/or managed  by  TCIL  on  behalf  of  third  parties  and  its  Affiliates,  including  the Managed Containers. “Container  Identification Number”:   The  unique  alpha-numeric  reference  assigned  to  a Managed Container which is painted on or affixed to such Managed Container. “Container Related Agreement”:  Any agreement relating to the Managed Containers or agreements relating to the use or management of such Managed Containers whether in existence on  the  Closing  Date  or  thereafter  acquired,  including,  but  not  limited  to,  all  Leases,  the Management  Agreement,  the  Intercreditor  Collateral  Agreement,  the  Contribution  and  Sale  11

Agreement, the First-Tier Contribution and Sale Agreement and the Chattel Paper to the extent it arises out of or in any way relates to the Managed Containers now owned or hereafter acquired by the Borrower. “Container  Representations  and  Warranties”:   With  respect  to  each  Container,  the representations and warranties of the Seller as set forth in paragraphs (v) through (ii) inclusive of Section 3.01 of the Contribution and Sale Agreement. “Container Revenues”:  For any Collection Period, all amounts paid  to and received by the Manager which are attributable  to  the Managed Containers,  including but not  limited to (i) per diem rental charges (excluding any prepayments thereof), Ancillary Fees and all charges paid in  respect  of  the  Managed  Containers  pursuant  to  Lease  Agreements  (including,  without duplication,  payments  on  Finance  Leases  in  respect  of  Managed  Containers)  but  excluding Excluded  Amounts,  (ii)  amounts  received  from  the  manufacturers  or  sellers  of  the  Managed Containers  for breach of  sale warranties  relating  thereto or  in  settlement of any claims,  losses, disputes  or  proceedings  relating  to  the  Managed  Containers,  (iii)  amounts  received  from  any other Person in settlement of any claims, losses, disputes or proceedings relating to the Managed Containers, including lessee default insurance and any other insurance proceeds relating thereto, and (iv) any insurance premiums relating to the Managed Containers which have been refunded by  the  insurer.   Notwithstanding  the  foregoing,  Container  Revenues  shall  not  include  Sales Proceeds. “Container  Service  Provider”:   This  term  shall  have  the  meaning  set  forth  in  the Management Agreement. “Container Transfer Certificate”:  A Container Transfer Certificate,  substantially  in  the form of Exhibit B to the Contribution and Sale Agreement, executed and delivered by the Seller and the Borrower in accordance with the terms of the Contribution and Sale Agreement. “Contingent Obligation”:  As  to  any Person, means  any obligation of  such Person as  a result  of  such  Person  being  a  general  partner  of  any  other  Person,  unless  the  underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person  guaranteeing  or  intended  to  guarantee  any  Indebtedness,  leases,  dividends  or  other obligations  (“primary obligations”) of any other Person (the “primary obligor”)  in any manner, whether  directly  or  indirectly,  including,  without  limitation,  any  obligation  of  such  Person, whether  or  not  contingent,  (i)  to  purchase  any  such  primary  obligation  or  any  property constituting  direct  or  indirect  security  therefor,  (ii)  to  advance  or  supply  funds  (x)  for  the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of  the ability of  the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (x) the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation  is made or,  if not stated or determinable,  the maximum reasonably  12

(subject  to  Section  301(m))  upon  delivery  of  written  notice  of  such  determination  to  the Borrower and each Lender. “Deficiency Amount”:  Each of the following: (a) for each Payment Date other than the Final Maturity Date, any shortfall in the aggregate amount available in the Distribution Account for the Loans or any other amounts available under this Agreement to pay the Interest Payment for such Payment Date, and (b) on the Final Maturity Date, any shortfall in the aggregate amount available in the Distribution Account or any other amounts available under this Agreement to pay the Aggregate Loan Principal Balance, accrued but unpaid interest thereon and all other amounts owing to the Lenders pursuant to the terms of the Transaction Documents. “Delayed Amount”: The meaning specified in Section 301(m)(2). “Delaying Funding Date”: The meaning specified in Section 301(m)(1). “Delaying Funding Notice”: The meaning specified in Section 301(m)(1). “Delaying Lender”: The meaning specified in Section 301(m)(2). “Deposit Accounts”:  Any deposit accounts, as such term is defined in the UCC. “Designated Delay Lender”: Any Lender that shall have delivered a written certification to  the Borrower  to  the  effect  that  (x)  it  has  incurred  charges  under  Basel  III,  or would  incur charges as of such date under Basel  III  if  it were not a Designated Delay Lender hereunder,  in respect of its Commitment, or the principal amount of its Loans, based on its “liquidity coverage ratio” under Basel  III, which may  include external charges  incurred by such Lender or  internal charges incurred by any business of such Lender managing such Lender’s Commitment and Pro Rata Share of  the Aggregate Loan Principal Balance or  its  obligations  hereunder,  and  (y) will exercise a similar right to delay funding in other transactions that are similar to the transactions contemplated  by  the  Transaction  Documents.   For  the  avoidance  of  doubt,  any  Lender  that delivers a written certification to the Borrower in accordance with the preceding sentence shall remain a Designated Delay Lender under this Agreement unless and until such Lender delivers written notice to the Borrower of such Lender’s decision to cease its treatment as a Designated Delay Lender. “Determination Date”:  The third (3rd) Business Day prior to any Payment Date. “Direct  Operating  Expenses”:   All  direct  expenses  and  costs,  calculated  on  an  accrual basis in accordance with GAAP, incurred in connection with the ownership, use and/or operation of a Managed Container,  including but not  limited to: (i) agency costs and expenses; (ii) depot fees,  handling,  and  storage  costs  and  expenses;  (iii)  survey, maintenance  and  repair  expenses (including  the  actual  or  estimated  cost  of  repairs  to  be made  pursuant  to  a  damage  protection plan);  (iv)  repositioning  expense  (v)  the  cost  of  inspecting,  marking  and  remarking  such Managed  Container;  (vi)  third-party  fees  for  bankruptcy  recovery;  (vii)  legal  fees  incurred  in connection with  enforcing  rights  under  the  leases  of  such Managed Container  or  repossessing such Managed  Container;  (viii)  insurance  expense;  (ix)  federal,  state,  local  and  foreign  taxes, levies, duties, charges, assessments, fees, penalties, deductions or withholdings assessed, charged or  imposed upon or against  such Managed Container,  including but not  limited  to ad valorem,  15 gross  receipts  and/or other property  taxes  imposed against  such Managed Container or  against the revenues generated by such Managed Container (but not including income taxes imposed on the Manager or any of its Affiliates); (x) expenses, liabilities, claims and costs (including without limitation reasonable attorneys’ fees) incurred by the Borrower or the Manager (on behalf of the Borrower) by any third party arising directly or indirectly (whether wholly or in part) out of the state, condition, operation, use, storage, possession, repair, maintenance or transportation of such Managed  Container;  (xi)  expenses  and  costs  (including  legal  fees)  of  pursuing  claims  against manufacturers  or  sellers  of  such  Managed  Container;  and  (xii)  non-recoverable  sales  and value-added taxes on such expenses and costs; provided, however, that in no event shall either of the  following  be  considered  a  Direct  Operating  Expense:  (a)  any  selling,  general  and administrative  expenses  of  TCIL,  the  Borrower  or  any  of  their  Subsidiaries,  or  (b)  the Management Fee. “Director  Services  Agreement”:   The  letter  agreement  between  TCIL  and  the Director Services Provider, and all amendments and supplements thereto. “Director Services Provider”:  Lord Securities Corporation and  its permitted successors and assigns. “Disposition Proceeds”:  This  term shall have  the meaning set  forth  in  the Intercreditor Collateral Agreement. “Distribution Account”:  The account or accounts established pursuant to Section 302 of this Agreement. “Documents”:  Any documents, as such term is defined in the UCC. “Dodd Frank Act”:  The Dodd-Frank Wall Street Reform and Consumer Protection Act. “Dollars”:  The  lawful money of  the United States  of America. This  definition will  be equally applicable to the sign $. “Early Amortization Event”:  The occurrence of any of the events or conditions set forth in Section 1201 of this Agreement. “Eligible Account”:  Either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under  the  laws  of  the  United  States  or  any  of  the  states  thereof,  including  the  District  of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as the senior securities of such depository institution shall have a credit rating from a nationally recognized rating agency in one of its generic credit rating categories no lower than Aa2 or AA, as the case may be, or (c) any account held with the Collateral Agent. “Eligible Assignee”: Any of the following: (a) an existing Lender; (b) an Affiliate of an existing Lender; (c) an Approved Fund and (d) a commercial paper conduit for which a Lender or an Affiliate of a Lender provides liquidity support.  16

“Entitlement Order”:  This term shall have the meaning set forth in the UCC. “Equipment”:  This term shall have the meaning set forth in the UCC. “ERISA”:  The Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate”:  With respect to any Person, any other Person with respect to which it is a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414(b) or (c) of the Code. “Estimated Net Operating IncomeProceeds”:  This term shall have the meaning set forth in Section 5.1.1 of the Management Agreement. “Eurodollar Reserve  Percentage”:   For  any  day  during  any  Interest Accrual  Period,  the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal  Reserve  Board  for  determining  the  maximum  reserve  requirement  (including  any emergency,  supplemental  or  other marginal  reserve  requirement) with  respect  to Eurocurrency funding  (currently  referred  to  as “Eurocurrency  liabilities”).   The  LIBOR  Rate  for  each outstanding  LIBOR Rate  Loan  shall  be  adjusted  automatically  as  of  the  effective  date  of  any change in the Eurodollar Reserve Percentage. “Event  of  Default”:   This  term  has  the  meaning  set  forth  in  Section  801  of  this Agreement. “Excess  Deposit”:   This  term  has  the  meaning  set  forth  in  Section  5.1.2  of  the Management Agreement. “Exchange Act”:  The Securities Exchange Act of 1934, as amended. “Excluded  Amounts”:   Any  payments  received  from  the  lessee  under  a  Lease  in connection with  any  taxes,  fees  or  other  charges  imposed  by  any Governmental Authority,  or indemnity payments for the benefit of the originator of such Lease in its individual capacity made pursuant to such Lease. “Excluded Taxes”:  Has the meaning set forth in Section 301(q)(1). “Fair Market Value”:  With respect  to any asset (including a Container), shall mean the price at which a willing buyer, not an Affiliate of  the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, which amount shall be determined in good faith by the board of directors or other governing body or, pursuant to a specific delegation of authority by such board of directors or governing body, a designated senior executive officer of the Borrower, the Manager or the Seller. “FASB 133”:  Statement of Financial Accounting Standards No. 133 – “Accounting for Derivative  Instruments  and Hedging Activities”  issued  by  the Financial Accounting  Standards Board.  20

“FATCA”:   Sections  1471  through  1474  of  the  Code,  as  amended,  any  regulations thereunder  or  other  official  interpretations  thereof,  any  agreements  entered  into  pursuant  to Section  1471(b)(1)  of  the  Code  and  any  intergovernmental  agreements  (including  any  foreign legislation,  rules,  regulations, guidance notes or other,  similar guidance adopted pursuant  to or implementing such agreements) entered into in connection with such Sections. “FATCA  Withholding  Tax”:   Any  withholding  or  deduction  required  pursuant  to FATCA. “Federal  Funds  Effective  Rate”:   For  any  day,  the  weighted  average  of  the  rates  on overnight  federal  funds  transactions with members of  the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank  of  New  York,  and  determined  by  the  Administrative  Agent  or,  if  such  rate  is  not  so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. “Federal  Reserve  Bank”:   One  of  the  twelve  regional  banks  operated  by  the  Federal Reserve System established by the Federal Reserve Act of 1913 to regulate the U. S. monetary and banking system. “Federal Reserve Board”:  The Board of Governors of the Federal Reserve System or any successor thereto. “Fee  Letter”:  That  certain  upfront  fee  letter,  dated  as  of  the  Closing Date,  among  the Lenders and the Borrower. “Final Maturity Date”:  The four year anniversary date of the Conversion Date, or if such date is not a Business Day, the immediately following Business Day. “Finance  Lease”: (i)  For  purposes  other  than  definitions  relating  to  the  Intercreditor Collateral  Agreement,  any  Lease  (but  in  no  event  a  sublease)  of  container  equipment  which provides revenue to the Manager and with respect to which the related container equipment is not included as an asset on the books of the Manager in accordance with GAAP; and (ii) for purposes of  definitions  relating  to  the  Intercreditor  Collateral  Agreement,  any  lease  (but  in  no  event  a sublease) providing revenue to the applicable Person, the Revenue Generating Equipment under which  is  not  included  as  an  asset  on  the  books  of  such  Person  in  accordance  with  generally accepted  accounting  principles.Any  lease  classified  as  a “finance  lease”  under  GAAP,  but excluding, for the avoidance of doubt, any Operating Lease. “Finance Lease Proceeds”:  This term shall have the meaning set forth in the Intercreditor Collateral Agreement. “Financial Assets”:  This term shall have the meaning set forth in the UCC. “First-Tier Contribution  and Sale Agreement”:  The Contribution  and Sale Agreement, dated  as of  the Closing Date, between TAL  International Container Corporation, as  seller,  and  21 an independent manager, of more than a de minimis amount of the voting securities of TCIL or an Affiliate thereof; (iv) affiliated with a significant customer, supplier or creditor of TCIL or an Affiliate  thereof;  (v)  a  party  to  any  significant  personal  service  contracts  with  TCIL  or  an Affiliate  thereof;  or  (f)  a member  of  the  immediate  family  of  a  person  described  in  (i)  or  (ii) above. “Independent  Accountants”:   KPMG  US  LLP  or  other  independent  certified  public accountants of internationally recognized standing selected by the Borrower and acceptable to the Administrative Agent and the Majority Lenders. “Independent Director”:  A director or manager of the Borrower who is Independent. “Insolvency Law”:  The Bankruptcy Code or similar Applicable Law in any state or other applicable jurisdiction. “Insolvency Proceeding”:  Any Proceeding under any applicable Insolvency Law. “Instruments”:  Any instrument, as such term is defined in the UCC, including, without limitation,  all  notes,  certificated  securities,  and  other  evidences  of  indebtedness,  other  than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper. “Intercreditor Collateral Agreement”:  The Second Amended and Restated  Intercreditor Collateral Agreement,  dated  as  of November  1,  2006,  among  TCIL,  various  lenders  to TCIL, various  lessors  to  TCIL,  various  owners  of  equipment,  and  various  lenders  to  the  managed equipment owners named thereinDecember 20, 2021, among TCIL and (in each case as defined therein) the various Triton Entities and Triton Secured Parties from time to time party thereto, as such agreement has been and may be amended, modified or supplemented from time to time in accordance with its terms. “Interest Accrual Period”:  With respect  to each Payment Date,  the period commencing on and including the immediately preceding Payment Date (or in the case of the initial Payment Date, commencing on and  including  the initial Funding Date) and ending on and including the day before the current Payment Date. “Interest Payment”:  With respect to each Payment Date, an amount equal to the interest payable  on  such  Payment  Date  on  the  Aggregate  Loan  Principal  Balance  pursuant  to  Section 301(h) of this Agreement.  No such Interest Payment shall include Default Fees. “Interest Rate Hedge Agreement”:  An ISDA interest rate swap or cap agreement, collar or  other  hedging  instrument  between  the  Borrower  and  the  Interest  Rate  Hedge  Counterparty named therein that complies with the guidelines set forth in Section 628 of this Agreement and pursuant to which (i) the Borrower will receive payments from, or make payments to, the Interest Rate  Hedge  Counterparty  based  on  LIBOR  Rate  (including,  when  applicable,  any  alternative reference rate  is established  in accordance with the definition of LIBOR Rate), (ii) recourse by the  Interest Rate Hedge Counterparty  to  the Borrower  is  limited  to distributions  in accordance with  the  priority  of  payments  set  forth  in  Section  302  and  Section  806  of  this Agreement,  as applicable,  (iii)  contains  a “No Petition”  covenant with  respect  to  the Borrower  that binds  the Interest Rate Hedge Counterparty to terms that are materially similar to the terms binding on the  24

“Lease  Proceeds”:  All  rents,  fees,  charges,  payments  and  all  other  amounts  due  or collected  under  or  in  respect  of  Leases,  to  the  extent  derived  from  or  allocable  to  Revenue Generating Equipment, but excluding Finance Lease Proceeds and Disposition Proceeds. “Lender”: Any Lender party to this Agreement on the Closing Date that funds a Loan or any Lender that becomes a party hereto as a Lender on any subsequent date in accordance with the  terms  of  this  Agreement.  "Lender"  shall  be  deemed  to  include  any  Conduit  Lender.  A Granting Lender may act on behalf of a Conduit Lender to the extent set forth in this Agreement. “Lender  Tax  Identification  Information”:   Properly  completed  and  signed  tax certifications  (generally,  in  the  case  of U.S.  federal  income  tax,  IRS Form W-9  (or  applicable successor  form)  in  the case of a person  that  is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in  the  case  of  a  person  that  is  not  a “United  States  Person”  within  the  meaning  of  Section 7701(a)(30) of the Code) and other information requested from time to time by the Borrower or the Collateral Agent sufficient (i) to determine the applicability of, or to determine the amount of, U.S. withholding  tax under the Code (including back-up withholding and withholding imposed pursuant to FATCA) or other Applicable Law and (ii) for the Borrower and Collateral Agent to satisfy their information reporting obligations under the Code (including under FATCA) or other Applicable Law. “Lending Office”:  As to any Lender, the office or offices of such Lender designated the office from which the Loan is funded by such Lender, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Lessee” or “lessee”:  Where the context is with respect to a Lease or Lease Agreement, any  obligor  thereunder.  If  a  Container  is  subject  to  a  Subservicer  Lease  (as  defined  in  the Management Agreement), the end user (and not the Subservicer) will be considered to be Lessee or lessee. “Letter-of-Credit Rights”:  This term shall have the meaning set forth in the UCC. “LIBOR Rate”:  For each Interest Accrual Period means: (a) for  any  Interest Accrual  Period with  respect  to  a  LIBOR Rate  Loan,  a  rate  per annum determined by the Administrative Agent pursuant to the following formula: LIBOR Rate  = LIBOR Base Rate 1.00 – Eurodollar Reserve Percentage Where, “LIBOR Base Rate” means  the rate per annum equal  to  (i)  the  ICE Benchmark Administration Limited LIBOR Rate  (“BBA LIBOR”),  as published by Reuters  (or  such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative  Agent  from  time  to  time)  at  approximately  11:00  a.m.,  London  time,  two  (2) LIBOR Business Days  prior  to  the  commencement of  such  Interest Accrual Period,  for Dollar deposits (for delivery on the first day of such Interest Accrual Period) with a term equivalent to such Interest Accrual Period, or (ii) if BBA LIBOR continues to exist and to be reported but is  26 avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything  to  the contrary in Article X, such amendment shall become effective without any further action or consent of any other party to this Agreement (and, for the avoidance of  doubt,  with  the  consent  of  the  Hedge  Counterparties  as  of  such  time)  so  long  as  the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such  alternate  rate  of  interest  is  provided  to  the  Lenders,  a  written  notice  from  the  Majority Lenders stating that such Majority Lenders object to such amendment.  Until an alternate rate of interest  shall  be determined  in  accordance with  this provision,  each Loan hereunder  shall  bear interest equal to the rate set forth in clause (i) of the definition of “Base Rate”; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “LIBOR Business Day”:  Any day other than a Saturday or Sunday or holiday on which Dollar deposits are conducted between banks in the London interbank market. “LIBOR Loan” or “LIBOR Rate Loan”:  Any portion of  the Loan  for which  interest  is determined based on the LIBOR Rate. “Lien”:  Any security interest, lien, charge, pledge, equity or encumbrance of any kind. “List  of  Containers”:   A  printed  list  of  the  Containers  transferred  by  the  Seller  to  the Borrower and hereby certified by an Authorized Signatory, which includes a true and complete list of all Containers  to be conveyed on any Transfer Date. The List of Containers will  include the following information for each such Container:  (i) its Container Identification Numbers and (ii) the type of Container. Supplements to the List of Containers will be attached to the Container Transfer  Certificate  and  will  contain  only  unit  Container  Identification  Numbers  for  each Container. “Loan”: Any loan made by the Lenders pursuant to the terms of this Agreement. “Long Term Fleet:” All Revenue Generating Equipment,  the  initial  lease of which  is  a Long  Term  Lease,  and  which  is  owned  by  TCIL,  leased  by  TCIL  from  a  Triton  Lessor,  or managed or operated by TCIL as agent or manager for or on behalf of others. With effect from the date of delivery to the lessee thereunder, Revenue Generating Equipment in the Short Term Fleet which becomes subject to a Finance Lease shall be included in the Long Term Fleet.  “Long Term Fleet Interest” With respect to the Borrower and each other Combined Fleet Participant,  the  interest  in  the  gross  Lease  Proceeds,  Finance  Lease  Proceeds  and Disposition Proceeds of the Long Term Fleet allocable to such Combined Fleet Participant, with reference to its Long Term Units. “Long Term Lease”: (i) Any lease or agreement to lease, use or hire, now, hereafter, or formerly in effect, the initial contractual lease term to an end user of which is or was for a period of five years or more, and which relates or related in any way to any of the Revenue Generating Equipment;  or  (ii)  any  Finance  Lease  now,  hereafter,  or  formerly  in  effect,  which  relates  or related in any way to any of the Revenue Generating Equipment.  28

“Long Term Unit”  Generally, any  item of Revenue Generating Equipment  in  the Long Term Fleet. “Majority Lenders”:  Lenders evidencing more than fifty percent (50%) of the Aggregate Commitment  (or,  if  the Aggregate  Commitment  has  expired  or  has  been  terminated,  the  then Aggregate  Loan  Principal  Balance); provided  that  the  Commitment  of,  and  the  aggregate outstanding amount of all Loans held or deemed to be held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders. “Managed Containers”:  All Containers owned by the Borrower at any time. “Management Agreement”:  The Management Agreement, dated as of the Closing Date, entered into by and among TCIL, TCNA and the Borrower, as such agreement may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with its terms. “Management Fee”: An amount equal  to  the sum of  the Base Management Fee and the Supplemental Management Fee. “Management  Fee Arrearage”:   For  any  Payment  Date,  an  amount  equal  to  all  unpaid Management Fees from all prior Collection Periods. “Manager”:   The Person  performing  the  duties  of  the Manager  under  the Management Agreement; initially, TCIL. “Manager Advance”:  This term is defined in the Management Agreement. “Manager  Default”:   The  occurrence  of  any  of  the  events  or  conditions  set  forth  in Section 10.1 of the Management Agreement. “Manager Report”:  A written informational statement in the form attached as an Exhibit to  the  Management  Agreement  to  be  provided  by  the  Manager  in  accordance  with  the Management Agreement and furnished to the Collateral Agent and the Administrative Agent. “Manager Termination Notice”:  This  term  shall  have  the meaning  set  forth  in Section 10.2 of the Management Agreement. “Managing Officer”:  Any representative of the Manager involved in, or responsible for, the  management  of  the  day  to  day  operations  of  the  Borrower  and  the  administration  and servicing of  the Containers and  the other Collateral whose name appears on a list of managing officers  furnished  to  the Borrower  and  the Collateral Agent  by  the Manager,  as  such  list may from time to time be amended. “Manufacturer Debt”:  A current account payable of the Borrower incurred in connection with the acquisition by the Borrower of a Container provided that such account payable has a due date  that  occurs  prior  to  the  Scheduled Commitment  Expiration Date  then  in  effect,  does  not exceed  the purchase price of  such Container and will  be paid  in  full on or prior  to  the second Business Day following its Transfer Date.  29

“Manufacturer’s Lien”:  The Lien of the manufacturer on any Container acquired by the Borrower which Lien relates solely to such purchased Container and does not secure an amount in excess of one hundred percent (100%) of the purchase price of such Container. “Material Adverse Change”:  Any set of circumstances or events which (a) pertains to the Borrower,  the Seller or  the Manager  and  has  any material  adverse  effect whatsoever upon  the validity or enforceability of any Transaction Document or the security for the Loan or the ability of the Collateral Agent to enforce any of its legal rights or remedies pursuant to the Transaction Documents or (b) materially impairs the ability of any of the Borrower, the Seller or the Manager to fulfill its obligations under the Transaction Documents. “Moody’s”:  Moody’s Investors Service, Inc., and any successor thereto. “Net  Book  Value”:   As  of  any  date  of  determination,  with  respect  to  any  Managed Container  that  is  not  subject  to  a  Finance  Lease,  the  Net  Book  Value  shall  be  the  Original Equipment  Cost  less  accumulated  depreciation; provided,  that  such  depreciation  shall  be determined in accordance with the depreciation policies set forth in Exhibit C. As of any date of determination, with respect to any Managed Container that is subject to a Finance Lease, the Net Book Value shall be one hundred percent  (100%) of  the net  investment value of such Finance Lease, as determined in accordance with GAAP as in effect on the Closing Date. “Net  Manager  Compensation”:  This  term  shall  have  the  meaning  set  forth  in  the Management Agreement. “Net Operating  Income”:  For any Collection Period, an amount equal  to  the excess  (if any) of (i) the Combined Fleet Interest of the BorrowerContainer Revenues actually received by or on behalf of the Borrower during such Collection Period, over (ii) the Combined FleetDirect Operating Expenses of the Borrower accruedpaid during such Collection Period. “Non-Delaying Lender”: The meaning specified in Section 301(m)(2). “OFAC”:  The Office of Foreign Assets Control of the United States Department of the Treasury. “Officer’s Certificate”:  A certificate signed by a duly authorized officer of the Person (or, if applicable, by a duly authorized officer of the manager of such Person) who is required to sign such certificate. “Operating Lease”: Any lease classified as an “operating lease” under GAAP. “Opinion  of Counsel”:  A written  opinion  of  counsel, who, unless otherwise  specified, may be, but need not be, counsel employed by the Borrower, the Seller or the Manager, in each case reasonably acceptable to the Person or Persons to whom such Opinion of Counsel is to be delivered. The counsel rendering such opinion may rely (i) as to factual matters on a certificate of a Person whose duties relate to the matters being certified, and (ii) insofar as the opinion relates to local law matters, upon opinions of local counsel.  30

(2) for (i)  the Final Maturity Date or (ii) any date on which an Event of Default has occurred  and  is  then  continuing  and  the  Loans  have  been  accelerated  in  accordance with  the provisions  of  this Agreement,  an  amount  equal  to  the  sum of  (x)  the  aggregate  amount of  the interest and arrearages  thereof payable on such Payment Date and (y) the then Aggregate Loan Principal Balance. “Person”:  An individual, a partnership, a limited liability company, a corporation, a joint venture,  an  unincorporated  association,  a  joint-stock  company,  a  trust,  or  other  entity  or  a Governmental Authority. “Plan”:  An “employee pension benefit plan”, as such term is defined in Section 3(2) of ERISA which is subject to Title IV of ERISA and which is maintained by Borrower or an ERISA Affiliate of the Borrower. “Predecessor Container”:  This  term shall have the meaning set forth in Section 3.04 of the Contribution and Sale Agreement. “Prepayment”:  Any mandatory or optional prepayment of principal of the Loan prior to the Final Maturity Date made in accordance with the terms of this Agreement. “Prime Rate”:  As  of  any  date  of  determination,  the  rate  quoted  by  the Administrative Agent  as  its “prime rate”,  such  rate being a  reference  rate and not necessarily  representing  the lowest or best rate charged to any customer. “Pro Rata Share”:  With respect  to each Lender as of any date of determination, a ratio (expressed as a percentage) the numerator of which is equal to the Commitment of such Lender (or, if the Aggregate Commitment has expired or has been terminated, the then unpaid principal balance  of  the  Loans  owing  to  such  Lender)  and  the  denominator  of  which  is  equal  to  the Aggregate Commitment (or,  if  the Aggregate Commitment has expired or has been terminated, the Aggregate Loan Principal Balance). “Proceeding”:   Any  suit  in  equity,  action  at  law,  or  other  judicial  or  administrative proceeding. “Proceeds”:  “Proceeds”, as such term is defined in the UCC. “Receivables Threshold”:  As of any date of determination, means an amount equal to the lesser  of  (i)  $5.5 million  and  (ii)  0.55% of  the Aggregate Net Book Value  as  of  such  date  of determination. “Record Date”:  With respect to any Payment Date, the last Business Day of the Interest Accrual Period ending on the day preceding such Payment Date. “Register”:  Shall have the meaning set forth in Section 1003. “Related Assets”:  With respect to any Transferred Container, all of the following:  (i) all Net Operating Income, Casualty Proceeds and Sales Proceeds (to the extent not included in Net Operating Income) accrued as of the related Transfer Date, (ii) all right, title and interest in and  33

“Short Term Fleet”: All Revenue Generating Equipment,  the  initial  lease of which  is a Short  Term  Lease,  and  which  is  owned  by  TCIL,  leased  by  TCIL  from  a  Triton  Lessor,  or managed or operated by TCIL as agent or manager for or on behalf of others. With effect from the  date  of  delivery  to  the  lessee  thereunder,  Revenue Generating  Equipment  which  becomes subject to a Finance Lease shall cease to be included in the Short Term Fleet. “Short Term Fleet Interest”: With respect to the Borrower and each other Combined Fleet Participant, the interest in the gross Lease Proceeds and Disposition Proceeds of the Short Term Fleet allocable to such Combined Fleet Participant, with reference to its Short Term Units, as set forth in the Intercreditor Collateral Agreement.  “Short  Term  Lease”: Any  lease  or  agreement  to  lease,  use  or  hire,  now,  hereafter,  or formerly in effect, the initial contractual lease term to an end user of which is or was for a period of  less  than  five  years, which  relates  or  related  in  any way  to  any  of  the Revenue Generating Equipment, and which is not a Finance Lease. “Short Term Unit”: Generally, any item of Revenue Generating Equipment in the Short Term Fleet. “Specialized Containers”:  All  refrigerated containers,  tank containers,  special purposes containers, open top containers, flat rack containers, bulk containers, high cube containers (other than 40’ high cube dry containers), cellular palletwide containers and all other types of containers other than standard dry cargo containers. “State”:   Any  state  of  the  United  States  of  America  and,  in  addition,  the  District  of Columbia. “Step-Up Margin”: With respect to each Loan on or after the Conversion Date during the occurrence and continuance of an Asset Base Deficiency,  the portion of the Applicable Margin with respect  to such Loan  that  is equal  to  the positive excess of (x)  the percentage set  forth  in clause (ii) of the definition of “Applicable Margin” minus (y) the percentage set forth in clause (i) of the definition of “Applicable Margin”. “Subservicer”:   This  term  shall  have  the  meaning  set  forth  in  Section  2.2  of  the Management Agreement. “Subservicing Agreement”:  This term shall have the meaning set forth in Section 2.2 of the Management Agreement. “Subsidiary”:  A subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50.0%)  of  the  voting  stock  or  other  equity  interests  (in  the  case  of  Persons  other  than corporations) is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. “Substitute Container”:  This term is defined in Section 3.04 of the Contribution and Sale Agreement.  37

“Supplemental  Disposition  Fees”: With  respect  to  any Managed Container  that  (i)  has been sold to a third party, or (ii) is the subject of a Casualty Loss, an amount equal to the product of  (x)  (1)  in  the  absence  of  an  Asset  Base  Deficiency,  two  percent  (2%)  or  (2)  after  the occurrence and continuance of an Asset Base Deficiency, two and a half percent (2.5%) and (ii) the DispositionSales Proceeds realized thereon. “Supplemental Management Fee”:  An amount equal to the sum of (A) the product of (x) (1) if an Asset Base Deficiency does not exist as of such Payment Date, zero percent (0%) or (2) if an Asset Base Deficiency exists as of such Payment Date, one and a half percent (1.5%) and (y)  the  Net  Operating  Income  for  the  preceding  Collection  Period  and  (B)  the  sum  of  all Supplemental Disposition Fees for the preceding Collection Period. “Supplemental  Principal  Payment Amount”: As  of  any  other  date  of  determination,  an amount equal to the excess, if any, of (i) the Aggregate Loan Principal Balance (calculated after giving effect to the Scheduled Principal Payment Amount paid on such date), over (ii) the Asset Base on such Payment Date (determined as of the last day of the month immediately preceding such Payment Date). “Supporting Obligation”:  This term shall have the meaning set forth in the UCC. “TAL”:  TAL International Container Corporation, a Delaware corporation. “Taxes”:  This  term  shall  have  the  meaning  set  forth  in  Section  301(q)(1)  of  this Agreement. “TCIL”:  Triton  Container  International  Limited,  a  company  limited  by  shares, incorporated, organized and existing under the laws of Bermuda. “TCIL Credit Agreement”:   That  certain TenthEleventh Restated  and Amended Credit Agreement, dated as of May 16, 2019,October 14, 2021, among TCIL, as borrower and TAL  International  Container  Corporation,  as  borrowers,  the  lenders  from  time  to  time  party thereto, Triton HoldCo, as guarantor, and Bank of America, N.A., as administrative agent and an Borrowerissuer thereunder, and any revolving credit facility that may be entered into from time to time as a replacement for such Credit Agreement; in each case, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with its terms. “TCNA”: Triton Container  International,  Incorporated  of North America,  a  corporation organized and existing under the laws of the State of California. “Terminated Managed Container”: A Managed Container for which  the management of such Managed Container may be transferred as the result of the occurrence of a Manager Default in  accordance  with  the  terms  of  the  Management  Agreement  and  the  Intercreditor  Collateral Agreement.  38

“Transaction Documents”:  Any and all of this Agreement, the Management Agreement, the Intercreditor Collateral Agreement, the Control Agreement, any notes issued pursuant to this Agreement,  the  Contribution  and  Sale  Agreement,  the  First-Tier  Contribution  and  Sale Agreement,  the  Director  Services  Agreement,  the  Interest  Rate  Hedge  Agreements  (upon execution  thereof),  the  Currency  Hedge Agreements  (upon  execution  thereof),  Administrative Agent  Fee  Letter,  Fee  Letter,  and  all  other  transaction  documents  and  any  and  all  other agreements, documents and instruments executed and delivered in connection therewith, as any of the foregoing may from time to time be amended, modified, supplemented or renewed. “Transfer Date”:  The date on which a Container is contributed or sold by the Seller to the Borrower pursuant to the terms of the Contribution and Sale Agreement. “Transferred Assets”:  Transferred Containers and Related Assets collectively. “Transferred Container”:  A Container transferred by the Seller to the Borrower. “Triton Holdco”:  Triton International Limited (an exempted company incorporated with limited liability under the laws of Bermuda). “Triton Lessor” This term is defined in the Intercreditor Collateral Agreement. “UCC”:  The Uniform Commercial Code as in effect  in the State of New York.  In the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority  of  Collateral  Agent’s  security  interest  in  any  Collateral  is  governed  by  the  Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions relating to such attachment, perfection of priority and for purposes of definitions related to such provisions. “UNIDROIT Convention”:  Any convention promulgated by the International Institute for the Unification of Private Law specifically dealing with interests in shipping containers. “Unrestricted  Subsidiary”:   Any  Subsidiary  that  is  designated  by  the  Manager  as  an “Unrestricted  Subsidiary”  in  accordance  with  the  procedures  set  forth  in  the  TCIL  Credit Agreement (including without limitation the Borrower). “Upfront Fee”:  The meaning set forth in Section 301(p) of this Agreement. “Volcker Rule”:  Section 619 of the Dodd-Frank Act. “Warranty Purchase Amount”:  With respect to any Managed Container, an amount equal to the Net Book Value of such Managed Container on the date of repurchase by the Seller from the Borrower pursuant to the Contribution and Sale Agreement. “Weighted Average Age”:  For any date of determination, an amount equal to (i) the sum of the products, for each Managed Container, of (A) the age in years of such Managed Container and (B) the Net Book Value of such Managed Container, divided by (ii) the Aggregate Net Book Value.  39

Subject  to  the  terms  and  conditions  set  forth  in  the  Intercreditor(s) Collateral  Agreement,  all Proceeds of  the Borrower’s  Combined  Fleet  InterestManaged Containers  from time  to  time on deposit  in  the Collection Account and the Proceeds thereof; and To the extent not otherwise included, all income and Proceeds of each of(t) the  foregoing and all  accessions  to,  substitutions and  replacements  for, and rents, profits and products of each of the foregoing. All of the property described in this Article II is herein collectively called the “Collateral” and as such  is  security  for all Outstanding Obligations;  provided  that notwithstanding anything  to  the contrary in this Agreement, Collateral shall not include monies paid to the Borrower under this Agreement, including monies received by the Borrower pursuant to Section 302 or Section 806; provided  further,  that   notwithstanding  the  foregoing Grant,  (i) no  account,  instrument,  chattel paper  or  other  obligation  or  property  of  any  kind  due  from,  owed  by,  or  belonging  to,  a Sanctioned Person, and (ii) no Lease in which the Lessee is a Sanctioned Person, shall, in either instance, constitute Collateral. Each of the Borrower, the Collateral Agent, and each Secured Party agrees that the terms of the foregoing Grant are subject in all respects to the terms and conditions set forth in the Intercreditor Collateral Agreement. The Collateral Agent acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required as hereinafter provided. Notwithstanding the foregoing, the Collateral Agent does not assume, and shall have no liability to perform, any of the Borrower’s obligations under any agreement included in the Collateral and shall  have  no  liability  arising  from  the  failure  of  the  Borrower  or  any  other  Person  to  duly perform any such obligations. The Borrower consents to and confirms that any Uniform Commercial Code financing statements filed against  the Borrower may describe the Collateral as “all assets” or “all personal property” (or any other words of similar effect) of the Borrower. The Loans and the interest and other amounts payable thereon shall be full recourse obligations of  the  Borrower  and  shall  be  secured  by  all  of  the  Borrower’s  right,  title  and  interest  in  the Collateral. The Loans shall never constitute obligations of the Collateral Agent, the Manager, the Seller  or  of  any  shareholder  or  any  Affiliate  of  the  Seller  (other  than  the  Borrower)  or  any member of  the Borrower, or any officers, directors, employees or agents of any thereof, and no recourse may be had under or upon any obligation, covenant or agreement of this Agreement, or for any claim based thereon or otherwise in respect  thereof, against any incorporator or against any  past,  present,  or  future  owner,  partner  of  an  owner  or  any  officer,  employee  or  director thereof or of any successor entity, or any other Person, either directly or through the Borrower, whether  by  virtue  of  any  constitution,  statute  or  rule  of  law,  or  by  the  enforcement  of  any assessment  or  penalty  or  otherwise;  it  being  expressly  agreed  that  this  Agreement  and  the obligations  issued hereunder  are  solely obligations of  the Borrower,  and  that no  such personal liability  whatever  shall  attach  to,  or  is  or  shall  be  incurred  by,  any  other  Person  under  or  by reason  of  this  Agreement  or  implied  therefrom,  or  for  any  claim  based  thereon  or  in  respect  43

Governmental Authority on account of any Lender  (or any  Indemnified Party with respect  to any  Lender)  pursuant  to  Section  301(q)  or  (iii)  any  Lender  does  not  consent  (or  fails  to respond) to a proposed amendment, modification or waiver to any provision of this Agreement or any other Transaction Document requested by the Borrower (and the Borrower has satisfied all  other  conditions precedent  to  such amendment or waiver but  for  receiving  the consent of such Lender),  the Borrower may,  at  its  sole  expense and effort,  upon notice  to  such Lender, require such Lender to transfer and assign, without recourse (in accordance with and subject to the  restrictions  contained  in  this Agreement),  all of  its  interests,  rights and obligations under this  Agreement  and  the  other  Transaction Documents  to  an  assignee  that  shall  assume  such assigned  obligations  (which  assignee  may  be  another  Lender,  if  a  Lender  accepts  such assignment); provided that: such  Lender  shall  have  received  payment  of  an  amount  equal  to  the(1) outstanding  principal  of  its Loans,  accrued  interest  thereon,  accrued  fees and  all  other  amounts  payable  to  it  hereunder  and  under  the  other Transaction Documents  from  the Borrower or  the assignee (to  the extent of  such  outstanding  principal  and  accrued  interest  and  fees)  or  the Borrower (in the case of all other amounts); in  the  case  of  any  such  assignment  resulting  from  a  claim  for(2) compensation under Section 301(q) or (t), such assignment will result in a reduction in such compensation or payments thereafter; and such assignment does not conflict with Applicable Law.(3) Indemnity. The Borrower will indemnify each Lender against any loss or(v) expense which such Lender may sustain or  incur,  including any  loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain a Loan, due to (a) any failure by the Borrower to make any payment when due of any  amount  due  hereunder  in  connection  with  a  LIBOR  Rate  Loan,  (b)  any failure  of  the Borrower  to  borrow  on  a  date  specified  therefor  in  a  Funding  Notice,  (c)  any  payment  or prepayment of any LIBOR Rate Loan on a date other than the last day of the Interest Accrual Period for such LIBOR Rate Loan or (d) any assignment of a LIBOR Rate Loan on a day other than the last day of the Interest Accrual Period therefor. Distribution Account.Section 302 The Borrower  shall  establish  and maintain  so  long  as  any Outstanding(a) Obligation remains unpaid the Distribution Account into which the Borrower shall deposit (or cause to be deposited) all of the following amounts:  (i) all amounts representing Net Operating Income  (and  adjustments  thereof),  Casualty  Proceeds  and  Sales  Proceeds (to  the  extent  not included in the Net Operating Income) with respect to the Managed Containers received from the Manager pursuant to the terms of the Management Agreement, (ii) all Manager Advances, (iii) all amounts received by the Borrower pursuant to the terms of all Hedge Agreements then in effect, and (iv) other payments specified to be deposited therein pursuant to the terms of this Agreement and the other Transaction Documents.  Such Distribution Account shall initially be established  and maintained  with  the  Collateral  Agent.  The Distribution Account  shall  at  all  59 times be an Eligible Account, shall be in the name of the Borrower and shall be pledged to the Collateral Agent pursuant to the terms of this Agreement. The Borrower shall not establish any additional  Distribution  Accounts  without  (in  each  instance)  prior  written  notice  to  the Collateral Agent. The Borrower  shall  cause  the Manager  to deposit  into  the Distribution(b) Account  in  accordance  with  the  provisions  of  Section  5.1  and  5.2  of  the  Management Agreement  amounts  representing  the  Net  Operating  Income  (and  adjustments  thereof), Casualty Proceeds and Sales Proceeds (to the extent not included in the Net Operating Income) with  respect  to  the  Managed  Containers.   The  Manager  shall  be  permitted  to  require  the Collateral Agent  to withdraw  from  amounts  on  deposit  in  the Distribution Account  on  each Payment Date,  or otherwise net out  from amounts otherwise  required  to be deposited by  the Manager in the Distribution Account in accordance with the provisions of Section 5.1 and 5.2 of  the  Management  Agreement,  the  amount  of  any  Management  Fees  or  Management  Fee Arrearage  that would otherwise be due and payable on  the  immediately  succeeding Payment Date. On  or  prior  to  each Determination Date,  the Borrower  shall  cause  the(c) Manager, pursuant to Section 4.1.2 of the Management Agreement, to prepare and deliver the Manager Report.  On each Payment Date, the Collateral Agent, based on the Manager Report (upon which Manager Report the Collateral Agent shall be entitled to conclusively rely), shall distribute  from  the  Distribution  Account  an  amount  equal  to  the  sum  of  (i)  all  amounts representing  the Net Operating  Income of  the Eligible Containers  received during  the related Collection  Period,  (ii)  all Sales  Proceeds  and other  amounts  received  by  the  Borrower subsequent  to  the  immediately  preceding  Payment  Date  that  pursuant  to  the  terms  of  the Transaction  Documents  are  required  to  be  deposited  into  the  Distribution  Account,  (iii)  all amounts  transferred  from  the Restricted Cash Account  in  accordance with  the  provisions  of Section 306 hereof; provided that the amounts described in this clause (iii) may be used only to make  the  payments  described  in  Section  306  hereof,  (iv)  all  amounts  transferred  from  the Revenue Reserve Account  in  accordance with  the  provisions  of  Section  307  hereof,  (v)  any earnings on Eligible Investments in the Distribution Account and the Restricted Cash Account, (vi)  all  Manager  Advances  made  by  the  Manager  in  accordance  with  the  terms  of  the Management Agreement subsequent to the immediately preceding Payment Date, and (vii) the net amount received by the Borrower pursuant to any Hedge Agreement then in effect (the sum of  the amounts described  in clauses  (i)  through  (vii)  collectively,  the “Available Distribution Amount”),  to  the  following  Persons,  by wire  transfer  of  immediately  available  funds,  in  the order of priority listed below (in the absence of any Manager Report, the Collateral Agent shall distribute the Available Distribution Amount in accordance with written instructions from the Administrative Agent delivered in accordance with the terms of this Agreement (with a copy to the  Borrower  and  each  Hedge  Counterparty)  and  shall  hold  until  delivery  of  the  Manager Report (i) any funds otherwise payable due to the Borrower and (ii) any other amounts which the Administrative Agent  is  unable  to  ascertain or  allocate  to  a  specific payment priority  set forth in this Agreement): (I) If no Early Amortization Event or Event of Default shall have occurred and shall then be continuing:  60 hereof. The power of attorney granted pursuant to this Section 403 is a power coupled with an interest and shall be irrevocable until the Loans have been paid in full. The  powers  conferred  on  the  Collateral  Agent  hereunder  are  solely  to(c) protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon it to  exercise  any  such  powers  except  as  set  forth  herein.  The  Collateral  Agent  shall  be accountable only for amounts that it actually receives as a result of the exercise of such powers and  neither  it  nor  any  of  its  officers,  directors,  employees,  agents or  representatives  shall  be responsible to the Borrower for any act or failure to act, except for its own negligence or willful misconduct. Subject to the provisions in Section 3.4(c) of the Intercreditor Collateral(d) Agreement, theThe Borrower also authorizes (but does not obligate) the Collateral Agent to (i) so  long  as  a  Manager  Default  is  continuing  and  a  Manager  Termination  Notice  has  been delivered in accordance with the terms of the Management Agreement, communicate in its own name,  or  to  direct  any  other  Person,  including  the  Manager  or  a  replacement  Manager,  to communicate with any party to any Contract or Lease relating to a Managed Container that has become a Terminated Managed Container and (ii) so long as an Event of Default is continuing, and  a Manager  Termination  Notice  has  been  delivered  in  accordance with  the  terms  of  the Management  Agreement,  execute  in  connection  with  the  sale  of  Collateral  provided  for  in Article  VIII  hereof,  any  endorsements,  assignments  or  other  instruments  of  conveyance  or transfer with respect to the Collateral. If  the Borrower  fails  to  perform or  comply with  any  of  its  agreements(e) contained herein and a Responsible Officer of the Collateral Agent shall receive notice of such failure, the Collateral Agent, with the consent of the Majority Lenders, shall cause performance or compliance, or acting at the direction of the Majority Lenders shall perform or comply, with such  agreement;  provided,  however,  that  the Collateral Agent  shall  have  no  obligation  to  so perform  or  comply  if  it  has  reasonable  grounds  to  believe  that  payment  of  its  expenses  and interest  thereon  (as  set  forth  in  the  following  sentence)  is  not  reasonably  assured.  The reasonable  and  documented  expenses,  including  reasonable  and  documented  attorneys’  fees and  expenses,  of  the  Collateral  Agent  incurred  in  connection  with  such  performance  or compliance,  shall  be  payable  by  the Borrower  to  the Collateral Agent  on  demand  and  shall constitute additional Outstanding Obligations secured hereby and shall be paid  in accordance with the provisions of Section 302 or Section 806 hereof. Release of Security Interest.Section 404 Any Managed Container and any Related Assets sold,  transferred or otherwise disposed of  by  the  Issuer  in  accordance  with  Section  606(a)  of  this  Agreement  shall  be  deemed  to  be automatically  released from the lien and security  interest of  this Agreement without any action being  taken by  the Collateral Agent upon receipt by  the Borrower of  the related price  for such Managed Container.  In connection with any such release, the Collateral Agent shall provide any documents  and  instruments  (including,  but  not  limited  to,  UCC  termination  filings)  as  the Borrower or  the Manager may reasonably request  to evidence the termination and release from the Lien of this Agreement of such Managed Container and the Related Assets. In providing such evidence, the Collateral Agent may conclusively and exclusively rely on a written direction of the  72

Manager  identifying  each  Managed  Container  or  other  items  released  from  the  Lien  of  this Agreement in accordance with the provisions of this Section 404 accompanied by an Asset Base Certificate  and  the  form  of  evidence  requested,  properly  completed  and  execution  ready.  In addition, if an Early Amortization Event is then continuing, in connection with such release, the Manager  shall  provide  the  Collateral  Agent  (with  a  copy  to  the  Administrative  Agent)  a certificate stating that such release is in compliance with Sections 404 and 606(a) hereof. Administration of Collateral.Section 405 The Collateral Agent shall as promptly as practicable notify the Lenders,(a) each Hedge Counterparty  and  the Administrative Agent  of  any Manager Default  of which  a Responsible Officer has actual knowledge. The Collateral Agent, at the written direction of the Majority Lenders, shall deliver  to  the Manager (with a copy to the Administrative Agent and each  Hedge  Counterparty)  a  Manager  Termination  Notice  terminating  the  Manager  of  its responsibilities in accordance with the terms of the Management Agreement and subject to the provisions in Section 3.4(c) of the Intercreditor Collateral Agreement.  In accordance with the terms  of  this  Agreement,  the  Administrative  Agent  (acting  at  the  direction  of  the  Majority Lenders) shall seek to appoint a replacement Manager acceptable to the Majority Lenders with respect  to  the  Terminated  Managed  Containers  as  such  terminations  occur.   If  the Administrative Agent is unable to locate and qualify a replacement Manager acceptable to the Majority Lenders within sixty (60) days after the date of delivery of the Manager Termination Notice, then the Collateral Agent may (and shall, upon the direction of the Majority Lenders) appoint, or petition a court of competent  jurisdiction to appoint, a company acceptable to the Majority Lenders, having a net worth of not less than $5,000,000 and whose regular business includes equipment leasing or servicing, as  the successor to the Manager of all or any part of the responsibilities, duties or liabilities of the Manager under the Management Agreement and the other Transaction Documents to which it is a party.  In no event shall either the Collateral Agent or the Administrative Agent be required to act as Manager.  The Manager shall continue to fulfill  its duties and responsibilities as Manager with respect  to those Managed Containers that are not Terminated Managed Containers in accordance with the terms of the Management Agreement  and  the  Intercreditor  Collateral  Agreement.  The  replaced  Manager  shall  not  be entitled to receive any compensation for any period after the effective date of such replacement, but shall be entitled to receive compensation for services rendered through the effective date of such  replacement  except  to  the  extent  that  it  is  unable  to  fulfill  such  duties  pending  the appointment of a replacement Manager.  If the Manager is unable to fulfill such duties pending the appointment of a replacement Manager, the Administrative Agent shall take such actions, which it is reasonably capable of performing and as the Majority Lenders shall direct to aid in the  transition of  the Manager;  provided, however,  that no provisions of  this Agreement shall require  the  Administrative  Agent  to  expend  or  risk  its  own  funds  or  otherwise  incur  any financial  liability  in  the  performance  of  its  duties  hereunder,  or  in  the  exercise  of  any  of  its rights,  powers  or  duties,  if  the  Administrative  Agent  shall  have  reasonable  grounds  for believing that timely repayment in full of such funds or adequate security or indemnity against such  risk  or  liability  is  not  reasonably  assured  after  taking  into  account  the  reimbursement provisions  set  forth  in Section  302  or Section  806,  as  applicable. All  reimbursements  to  the Administrative Agent  shall  (unless  the Majority Lenders have otherwise agreed  in writing  to indemnify the Administrative Agent) be payable on the immediately succeeding Payment Date pursuant  to the provisions of Section 302 or Section 806, as applicable, hereof. Each Lender,  73 the  Collateral  Agent,  and  each  Hedge  Counterparty  shall,  by  accepting  the  benefits  of  this Agreement, be deemed to have agreed that the duties of the Administrative Agent are not to be construed  as  those  of  a  replacement  Manager.   In  connection  with  the  appointment  of  a replacement  Manager,  the  Collateral  Agent  or  Administrative  Agent  may,  with  the  written consent  of  the  Majority  Lenders,  make  such  arrangements  for  the  compensation  of  such replacement Manager out of Collections as the Collateral Agent and the Majority Lenders and such replacement Manager shall agree; provided, however, that no such revised compensation shall  be  in  excess  of  the  Management  Fees  permitted  the  Manager  under  the  Management Agreement and the arrangement for reimbursement of expenses shall be no more favorable than that  set  forth  in  the Management Agreement unless  the Majority Lenders  shall  approve such higher amounts; provided, further, that in no event shall any of the Collateral Agent, any Hedge Counterparty  or  the  Administrative  Agent  be  liable  to  any  replacement  Manager  for  the Management  Fees  or  any  additional  amounts  (including  expenses  and  indemnifications) payable  to  such  replacement  Manager,  either  pursuant  to  the  Management  Agreement  or otherwise. The Collateral Agent and such successor shall take such action, consistent with the Management  Agreement,  as  shall  be  necessary  to  effectuate  any  such  succession  including exercising  the  power  of  attorney  granted  by  the  Manager  pursuant  to  Section  9.4  of  the Management Agreement. If a Manager Termination Notice has been delivered in accordance with(b) the  terms  of  the Management Agreement,  the Collateral Agent may  and  shall,  if  directed  in writing  by  the Majority  Lenders,  after  first  notifying  the Borrower  of  its  intention  to  do  so, notify  Account  Debtors  of  the  Borrower  (and  the  Borrower  hereby  agrees  to  provide  the Collateral Agent all commercially reasonable information to identify and locate such Account Debtors),  parties  to  the Contracts  of  the Borrower,  obligors  in  respect  of  Instruments  of  the Borrower and obligors  in respect of Chattel Paper of  the Borrower that  the Accounts and the right,  title and interest of the Borrower in and under such Contracts, Instruments, and Chattel Paper (to the extent related to the Managed Containers) have been pledged to Collateral Agent and that payments shall be made directly to the Collateral Agent or the Distribution Account; provided that the ability to provide any such notifications to a Lessee of a Managed Container that  is  not  a  Terminated  Managed  Container  is  subject  to  the  terms  of  the  Intercreditor Collateral Agreement.  Upon the request of the Majority Lenders, the Borrower shall, or shall direct  Manager  to,  so  notify  such  Account  Debtors,  parties  to  such  Contracts,  obligors  in respect of such Instruments and obligors in respect of such Chattel Paper. Upon  a  Responsible  Officer  of  the  Collateral  Agent  obtaining  actual(c) knowledge or the actual receipt of written notice that any repurchase obligations of the Seller under Section 3.03 of the Contribution and Sale Agreement or TAL under Section 3.03 of the First-Tier Contribution and Sale Agreement have arisen, the Collateral Agent shall notify each Hedge  Counterparty  and  the  Administrative  Agent  of  such  event  and  shall  enforce  such repurchase obligations at the written direction of the Majority Lenders. Neither the Collateral Agent nor the Administrative Agent shall have any(d) obligation  to  take  any  of  the  actions  specified  in  Section  405(a),  Section  405(b)  or  Section 405(c) unless  the Collateral Agent and/or the Administrative Agent (as applicable) shall have security or indemnity reasonably satisfactory to it against the costs and expenses which may be  74 making funds directly or indirectly available to, any Sanctioned Person, or providing financing to or otherwise funding any transaction which would be prohibited by any applicable Sanction or, to the knowledge of the Borrower, would otherwise cause the Collateral Agent, any Lender or any party to this Agreement to be in breach of any applicable Sanction, (v) will not fund any repayment of the Loans with proceeds derived from any transaction that would be prohibited by applicable  Sanctions  or,  to  the  knowledge  of  the  Borrower,  would  otherwise  cause  the Collateral Agent, any Lender or any party to this Agreement to be in breach of any applicable Sanction, and (vi) will notify the Collateral Agent and the Administrative Agent in writing not more than five (5) Business Days after becoming aware of any breach of this clause (w). Anti-Corruption  Laws  and  Anti-Money  Laundering  Laws.   The(x) operations of  the Borrower  are and have been conducted  at  all  times  in material  compliance with all Anti-Corruption Laws applicable to it as well as financial recordkeeping and reporting requirements of  the Currency and Foreign Transactions Reporting Act of 1970, as amended. The  Borrower  (or  its  limited  liability  company  manager  on  its  behalf)  (i)  has  instituted, maintains and is  in compliance with policies, procedures and controls reasonably designed to comply with all Anti-Corruption Laws and Anti-Money Laundering Laws applicable to it and is currently complying with, and will at all times comply with, all such Anti-Corruption Laws and Anti-Money  Laundering  Laws  applicable  to  it,  and  (ii)  is  not  and  has  not  been,  to  its knowledge, under administrative, civil or criminal investigation or received written notice from or made a voluntary disclosure to any governmental entity regarding a possible violation by it of any Anti-Corruption Laws or Anti-Money Laundering Laws applicable to it.  The Borrower will  not  fund  any  repayment  of  the  Loans  in  violation  of  any  Anti-Corruption  Laws  or Anti-Money Laundering Laws applicable  to  it.  No part of  the proceeds of  the Loans will be used  by  the  Borrower,  any  Subsidiary  of  the  Borrower  or  any Affiliate  of  the  Borrower,  in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws applicable to it. Intercreditor  Collateral  Agreement.  Attached  hereto  as  Exhibit  G  is  a(y) true,  correct  and  complete  copy  of  the  Intercreditor Collateral Agreement  in  effect  as  of  the Closing Date. Liquidity Coverage Ratio Matters.  The Borrower:(z) has  not  issued  any  debt  obligations other  than  the Loans  issued or  to be(1) issued pursuant to this Agreement; does  not  and will  not  during  the  term  of  this Agreement  issue  after  the(2) Closing Date  (x)  any  other  debt  obligations,  or  (y)  securities  other  than equity interests issued to Triton International Finance LLC under the terms of the limited liability company agreement of the Borrower; or the assets and  liabilities of  the Borrower are consolidated with the assets(3) and  liabilities  of  Triton  International  Finance  LLC  for  purposes  of generally accepted accounting principles. Survival  of  Representations  and  Warranties.   So  long  as  any  Loan  isSection 502 Outstanding  and  until  payment  and  performance  in  full  of  the  Outstanding  Obligations,  the  81 execution and filing of any financing statements and continuation statements that, in the opinion of such counsel, are required to maintain the lien and security interest of this Agreement. Performance of Obligations.Section 605 Except  as  otherwise  permitted  by  this  Agreement,  the  Management(a) Agreement or the Contribution and Sale Agreement, the Borrower will not take, or fail to take, any action, and will use its best efforts not  to permit any action to be taken by others, which would  release  any  Person  from  any  of  such  Person’s  covenants  or  obligations  under  any agreement or  instrument  included  in  the Collateral, or which would result  in  the amendment, hypothecation,  subordination,  termination  or  discharge  of,  or  impair  the  validity  or effectiveness of, any such agreement or  instrument; provided  that, nothing  in  this Agreement shall  prohibit  the  Borrower,  or  the  Manager  on  the  Borrower’s  behalf,  from  renegotiating, amending or consenting to waivers to Leases in accordance with the terms of the Management Agreement. Nothing in this Agreement shall be construed as requiring the consent of(b) the Collateral Agent or any Lender for the exercise by any Hedge Counterparty of its rights to (i)  terminate  the  related Hedge Agreement  in  accordance with  its  terms  in  the  event  of  any event  of  default  or  termination  event  (however  defined)  under  such  Hedge  Agreement,  (ii) undertake  any  permitted  transfer  under  any  Hedge  Agreement,  or  (iii)  reduce  the  notional amount  in  accordance  with  the  terms  of  any  Hedge  Agreement  in  the  event  of  a  notional reduction event (however defined). Negative  Covenants.   The  Borrower  will  not,  without  the  prior  writtenSection 606 consent of the Majority Lenders: at  any  time  sell,  transfer,  exchange  or  otherwise  dispose  of  any  of  the(a) Collateral, except as follows: in  connection with  a  sale,  conveyance or  transfer  pursuant  to  the(i) provisions of Section 612 or Section 815 hereof; or in  connection  with  a  substitution  or  repurchase  of  Managed(ii) Containers  as  permitted  or  required  in  accordance  with  the  terms  of  the Contribution and Sale Agreement; or sales  of  Managed  Containers  (including  any  such  sales  resulting(iii) from the sell/repair decision of the Manager) to unaffiliated third parties that are not  Sanctioned  Persons,  and  to  the  extent  that  such  sales  are  on  terms  and conditions that would be obtained in an ordinary course, arms-length transaction, to  Affiliates  regardless  of  the sales  proceedsSales  Proceeds  realized  from  such sales so long as an Asset Base Deficiency is not then continuing or would result from such sale of Managed Containers after giving effect to the application of the proceeds of such sales; provided, however, that (x) after giving effect to each such sale,  the Borrower  shall  be  in compliance with Section 628 hereof and  (y)  if an Early Amortization Event  (including  the existence of an Asset Base Deficiency)  84 has  occurred  and  is  continuing or would  result  from any  such  sale  (after giving effect to the application of the proceeds thereof), no such sale may be made to an Affiliate under this clause (iii) unless the net proceeds from such sale are greater than or equal  to the Adjusted Net Book Value of  the Managed Containers being sold; or if an Asset Base Deficiency is then continuing or would result from(iv) such  sale  of  Managed  Containers  after  giving  effect  to  the  application  of  the proceeds  of  such  sales,  sales  of Managed  Containers  (including  any  such  sales resulting  from  the  sell/repair  decision  of  the  Manager),  regardless  of  the sales proceedsSales  Proceeds  realized  from  such  sales  so  long  as  (A)  no  Event  of Default  is  then  continuing  or  would  result  from  such  sale,  (B)  any  sales  to Affiliates made pursuant to this clause (iv) are made on terms and conditions that would  be  obtained  in  an  ordinary  course,  arms-length  transaction  and  the  net proceeds from any such sale are greater  than or equal  to the Adjusted Net Book Value of the Managed Containers being sold, (C) after giving effect to each such sale,  the Borrower  shall  be  in  compliance with  Section  628  hereof  and  (D)  the aggregate sum of the Net Book Values of all Managed Containers that were sold pursuant  to this clause (iv) during the applicable Collection Period and the three (3) immediately preceding Collection Periods for proceeds which are less than the Adjusted Net Book Value of the Managed Containers so sold does not exceed an amount equal to the product of (x) five percent (5%) times (y) an amount equal to a quotient  (A)  the numerator of which  is  equal  to  the sum of  the aggregate Net Book Value of all Managed Containers as of  the last day of each of the four (4) immediately  preceding Collection  Periods  and  (B)  the  denominator  of which  is equal to four (4); or any  other  sales  of  Managed  Containers  to  Persons  that  are  not(v) Sanctioned Persons which are not covered by the preceding clauses provided that each such sale shall be specifically approved by (A) the Majority Lenders and (B) the Manager on behalf of the Borrower; or in connection with a Casualty Loss.(vi) Notwithstanding the foregoing limitations of this Section 606(a),  the Borrower may sell Managed Containers to the Seller (or its designated Affiliate) in order to permit the Borrower to refinance  Indebtedness  in  an  amount  of  at  least  Twenty  Five  Million  Dollars  ($25,000,000) incurred by the Borrower pursuant to this Agreement on no more than twelve (12) occasions in any calendar year subject to satisfaction of all of the following conditions: no Event of Default, Early Amortization Event or Asset Base Deficiency is(A) then continuing or would result from such sale, after giving effect to such sale and any required prepayment of the Loans; the Sales Proceeds received by the Borrower from such sale is an amount(B) in cash  that  is not  less  than  the greater of (i)  the sum of the Fair Market Values of the sold Managed Containers, and (ii) the sum of the Net Book  85

the resolutions, agreements and other instruments underlying the transaction contemplated by the Transaction Documents. Investment Company Act.  The Borrower will conduct its operations in aSection 617 manner  which  will  not  subject  it  to  registration  as  an “investment  company”  under  the Investment Company Act of 1940, as amended. Payments of Collateral.  If the Borrower shall receive from any Person anySection 618 payments with respect to the Collateral (to the extent such Collateral has not been released from the Lien of this Agreement), the Borrower shall receive such payment in trust for the Collateral Agent,  on behalf  of  the Secured Parties,  and  subject  to  the Collateral Agent’s  security  interest and shall deposit such payment in the Distribution Account as required under this Agreement. Notices.  The Borrower shall notify the Collateral Agent and each SecuredSection 619 Party  in writing  of  any  of  the  following  promptly,  but  in  any  event within  seven  (7) Business Days upon an Authorized Officer learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto: Default.  The occurrence of an Event of Default;(a) Litigation.   The  institution  of  any  litigation,  arbitration  proceeding  or(b) Proceeding before any Governmental Authority which reasonably will be expected to result in a Material Adverse Change; Material  Adverse  Change.   The  occurrence  of  a  Material  Adverse(c) Change; Sanctions.  Any violation, or investigation of a violation by the Borrower(d) of Sanctions; or Other Events.  The occurrence of an Early Amortization Event or such(e) other events that would, with the giving of notice or the passage of time or both, constitute an Event of Default or an Early Amortization Event. Books and Records.  The Borrower shall maintain complete and accurateSection 620 books and records in which full and correct entries in conformity with GAAP shall be made of all dealings  and  transactions  in  relation  to  its  business  and  activities.  In  connection  with  each transfer of Transferred Assets to the Borrower, the Borrower shall report, or cause to be reported, on its financial records the transfer of the Transferred Assets as a purchase or capital contribution (if  applicable)  under  GAAP.  The  Borrower  will  ensure  that  the  notes  accompanying  any consolidated financial statements issued by Triton Holdco (or issued by any Subsidiary of Triton Holdco, including TCIL, whose  consolidated  financial  statements  then  include  the  accounts of the  Borrower)  note  that  the  Borrower  is  a  bankruptcy  remote  special  purpose  subsidiary established to obtain securitized financing. Subsidiaries.  The Borrower shall not create any Subsidiaries.Section 621  89

Investments.   The  Borrower  shall  not  make  or  permit  to  exist  anySection 622 Investment  in  any  Person  except  for  Investments  in  Eligible  Investments made  in  accordance with the terms of this Agreement. Use of Proceeds.Section 623 The  Borrower  shall  use  the  proceeds  of  the  Loans  only  for  (i)  the(a) purchase  of  Containers  and  Related  Assets  and  to  pay  on  the  related  Transfer  Date  any Manufacturer  Debt  in  respect  of  such  acquired  Containers  and  (ii)  other  general  company purposes including the distribution of dividends, repayment of debt and paying costs relating to obtaining the Loans and any other purposes contemplated by Section 302. The Borrower shall not, directly or, to its knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or  otherwise make  available  such proceeds  to  any Person  for use,  in  any manner  that would result in a violation of applicable Sanctions. The  Borrower  shall  not  permit  any  proceeds  of  the  Loans  to  be  used,(b) either  directly  or  indirectly,  for  the  purpose,  whether  immediate,  incidental  or  ultimate,  of “purchasing or carrying any margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and shall furnish to each Lender, upon its request, a statement  in conformity with the requirements of Regulation U. Asset  Base  Certificate.   The  Borrower  shall  prepare  and  deliver  to  theSection 624 Collateral Agent and the Administrative Agent on or before each Determination Date, an Asset Base Certificate as of the end of the immediately preceding fiscal month of the Borrower. Financial Statements.Section 625 The  Borrower  shall  deliver  to  the  Collateral  Agent  the  following(a) financial  statements  prepared  in  accordance with GAAP  (subject  to  the  limitations  set  forth below):  (a) the quarterly financial statements of the Borrower within sixty (60) days after the end of each fiscal quarter; (b) annual unaudited financial statements of the Borrower within one hundred and twenty (120) days after the end of each fiscal year; (c) annual audited consolidated and  unaudited  consolidating  financial  statements  of  Triton  Holdco and  its  Consolidated Subsidiaries  (solely  to  the  extent  not  filed  or  to  be  filed  with  the  Securities  and  Exchange Commission), TCIL and their respective Consolidated Subsidiaries together with the report of its Independent Accountants, within (x) in the event that Triton Holdco or TCIL, as applicable, shall  not  then  have  at  least  one  class  of  securities  registered  under  the  Exchange  Act,  one hundred fifty (150) days after the end of each fiscal year, or (y) in the event that Triton Holdco or  TCIL,  as  applicable,  shall  then  have  at  least  one  class  of  securities  registered  under  the Exchange Act, the earlier of (A) one hundred fifty (150) days after the end of each fiscal year, or  (B)  ten  (10)  days  following  the  filing  of  such  annual  audited  consolidated  financial statements with the Securities and Exchange Commission; (d) within one hundred fifty (150) days after the end of each fiscal year of TCILTriton Holdco, a report addressed to the manager of the Borrower, to the effect that such firm of accountants has audited the books and records of TCILTriton  Holdco,  and  issued  its  report  in  connection  with  the  audit  report  on  the consolidated  financial  statements  of TCILTriton  Holdco  and  specifying  the  results  of  the  90 application of such agreed upon procedures, as the Administrative Agent shall reasonably agree from  time  to  time,  relating  to  the  objectives  specified  on  Exhibit CD  to  the  Management Agreement; and (e) within sixty (60) days after the close of the first three fiscal quarters in each fiscal  year  of TCIL  andTriton  Holdco  (to  the  extent  not  publicly  filed)  Triton  Holdco,  the consolidated balance sheet of Triton Holdco (if applicable), TCIL and  their  respectiveand  its Consolidated  Subsidiaries  as  at  the  end  of  such  fiscal  quarter,  the  related  consolidated statements of income for such fiscal quarter and cash flows for the elapsed portion of the fiscal year  ended  with  the  last  day  of  such  fiscal  quarter.   All  such  financial  statements  shall  be prepared  in accordance with GAAP, subject  to,  in  the case of unaudited financial statements, the absence of footnotes, and  in the case of  the quarterly financial statements,  the absence of year-end adjustments. Within one hundred fifty (150) days after the end of each fiscal year, the(b) Borrower shall deliver to the Collateral Agent an Officer’s Certificate certifying that, as of the date of such certificate, there have been no changes in the name or jurisdiction of formation of the Borrower. Delivery  of  any  reports,  information  and  documents  to  the  Collateral(c) Agent is for informational purposes only and the Collateral Agent’s receipt of such (including monthly distribution reports) and any publicly available information shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Borrower’s compliance with any of its covenants hereunder  (as  to  which  the  Collateral  Agent  is  entitled  to  rely  exclusively  on  Officer’s Certificates).  In the event such independent public accountants require the Collateral Agent to agree  to  the  procedures  to  be  performed  by  such  firm  in  any  of  the  reports  required  to  be prepared pursuant to this Section 625 the Borrower or the Administrative Agent shall direct the Collateral Agent in writing to so agree; it being understood and agreed that the Collateral Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Borrower or  the Administrative Agent,  as  the case may be, and  the Collateral Agent has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. UNIDROIT Convention.  The Borrower shall comply with the terms andSection 626 provisions  of  the  UNIDROIT  Convention  or  any  other  internationally  recognized  system  for recording  interests  in  or  liens  against  shipping  containers  at  the  time  that  such  convention  is adopted. Reserved.Section 627 Interest Rate Hedging Requirement.Section 628 On or before the Hedge Effective Date, the Borrower will enter into, and(a) maintain  one  or more  Interest Rate Hedge Agreements  that meet  the  following  requirements (the “Hedging Requirement”): (i) the aggregate notional balance of all such Interest Rate Hedge Agreements  will  equal  or  exceed  seventy-five  percent  (75%)  of  the  Required  Hedge  Base Amount, (ii) the aggregate notional balance of all outstanding Interest Rate Hedge Agreements (other than interest rate cap agreements) will be less than or equal to one hundred five percent  91

Amendment  of  Intercreditor  Collateral  Agreement.   Without  the  priorSection 635 written  consent  of  the  Majority  Lenders,  the  Borrower  shall  not  consent  to  any  amendment, modification  or  revision  to  the  Intercreditor  Collateral  Agreement  except  for  any  supplement thereto needed to designate an additional “Managed Equipment Owner” or “Managed Equipment LenderTriton  Entity”  and/or “Triton  Secured  Creditor”,  as  each  such  term  is  defined  in  the Intercreditor Collateral Agreement. Inspection.Section 636 Upon  reasonable  request,  the  Borrower  agrees  that  it  shall  make(a) available to any representative of each of  the Collateral Agent,  the Administrative Agent,  the Lenders  and  any Hedge Counterparty  and  their  duly  authorized  representatives,  attorneys  or accountants, for inspection and copying its books of account, records and reports relating to the Managed Containers and copies of all Leases or other documents relating thereto at the times and in accordance with the provisions of the Management Agreement.  Any expense incident to the  reasonable  exercise  by  the  Collateral  Agent,  the  Administrative  Agent,  any  Hedge Counterparty or the Lenders of any right under this Section (except for one annual inspection at the expense of the Borrower) shall be borne by the Person exercising such right unless an Early Amortization  Event,  Manager  Default  or  Event  of  Default  shall  have  occurred  and  then  be continuing in which case such expenses shall be borne by the Borrower. The  Borrower  also  agrees  to  make  available  on  a  reasonable  basis  to(b) each  of  the  Collateral  Agent,  the  Administrative  Agent,  each  Lender  and  each  Hedge Counterparty a Managing Officer for the purpose of answering reasonable questions respecting recent developments affecting the Borrower. Each of the Administrative Agent and the Lenders agree to maintain the(c) confidentiality of the Information (as defined below), except that Information may be disclosed (a)  to  its Affiliates  and  to  its Related Parties  (it  being  understood  that  the Persons  to whom such disclosure  is made will  be  informed of  the  confidential  nature of  such  Information  and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory  authority  purporting  to  have  jurisdiction  over  such  Person  or  its  Related  Parties (including  any  self-regulatory  authority,  such  as  the  National  Association  of  Insurance Commissioners);  (c)  to  the extent  required by Applicable Law or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Transaction Document or any action or proceeding relating to this Agreement  or  any  other  Transaction  Document  or  the  enforcement  of  rights  hereunder  or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this  Section,  to  (i)  any  assignee  of  or  participant  in,  or  any  prospective  assignee  of  or Participant in, any rights and obligations under this Agreement, or (ii) any actual or prospective party (or its related parties) to any swap, derivative or other transaction under which payments are  to be made by reference to the Borrower and its obligations,  this Agreement or payments hereunder, (g) to (1) any rating agency in connection with a rating of the Borrower, the Loans issued pursuant to this Agreement, the transaction described in the Transaction Documents or the  commercial  paper  issued  by,  or  on  behalf  of,  a Conduit  Lender,  (2)  the CUSIP  Service Bureau  or  any  similar  agency  in  connection with  the  issuance  and monitoring of  the CUSIP numbers with respect to this Agreement with respect to any Conduit Lender or (3) any dealers  94 of such Transaction Document in accordance with its terms) enforceable in accordance with its terms; or the Borrower fails to be a Subsidiary of Triton Holdco.(15) Acceleration  of  Stated  Maturity.   Upon  the  occurrence  of  an  Event  ofSection 802 Default of the type described in paragraph (6) or (7) of Section 801, the unpaid Aggregate Loan Principal Balance of, and accrued interest on, the Loans, together with all other amounts then due and  owing  to  the  Lenders  and  each  Hedge  Counterparty,  shall  become  immediately  due  and payable without  further action by any Person. Except as set  forth in the immediately preceding sentence,  if an Event of Default under Section 801 occurs and is continuing,  then and in every such case the Collateral Agent shall at the direction of the Majority Lenders declare the principal of and accrued interest on the Loans then Outstanding to be due and payable immediately, by a notice in writing to the Borrower, each Hedge Counterparty and to the Collateral Agent given by the Majority Lenders,  and  upon  any  such  declaration  such  principal  and  accrued  interest  shall become immediately due and payable. Collection of Indebtedness.  The Borrower covenants  that,  if an Event ofSection 803 Default occurs and is continuing and a declaration of acceleration has been made under Section 802  and  not  rescinded,  the Borrower will,  upon demand of  the Collateral Agent  (acting  at  the direction  of  the Majority Lenders),  pay  to  the Collateral Agent,  for  the  benefit  of  the Secured Parties, an amount equal  to the whole amount then due and payable on the Loans for principal and  interest,  with  interest  upon  the  overdue  principal  and,  to  the  extent  that  payment  of  such interest  shall  be  legally  enforceable,  upon overdue  installments of  interest,  at  the Default Rate payable  with  respect  to  each  Loan  and,  in  addition  thereto,  such  further  amount  as  shall  be sufficient  to  cover  all  other  Outstanding Obligations,  the  costs  and  out-of-pocket  expenses  of collection, including the reasonable and documented compensation, expenses, disbursements and advances of  the Collateral Agent and the Majority Lenders,  their respective agents and counsel incurred in connection with the enforcement of this Agreement. Remedies.  If an Event of Default occurs and is continuing, the CollateralSection 804 Agent,  by  such  officer  or  agent  as  it  may  appoint,  shall  notify  each  Lender,  each  Hedge Counterparty  and  the Administrative Agent of  such Event of Default.  So  long as an Event of Default  is  continuing  or  at  any  time  after  a  declaration  of  acceleration  has  been  made,  the Collateral Agent shall if instructed by the Majority Lenders: institute  any  Proceedings,  in  its  own  name  and  as  trustee  of  an(i) express  trust,  for  the  collection  of  all  amounts  then  due  and  payable  under  this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect  from the Collateral and any other assets of the Borrower any monies adjudged due; subject  to  the quiet  enjoyment  rights of  any  lessee  of a Managed(ii) Container and the restrictions set forth in Section 3 of the Intercreditor Collateral Agreement,  sell  (subject  to,  in  the  case  of  any Managed Container  that  is  not  a Terminated Managed Container, the rights of the Manager under the Management Agreement  and  the  Intercreditor  Collateral  Agreement),  hold  or  lease  the 101

The Collateral Agent shall execute and deliver an appropriate instrument(c) of  conveyance  provided  to  it  transferring  its  interest  in  any  portion  of  the  Collateral  in connection  with  a  Sale  thereof.  In  addition,  the  Collateral  Agent  is  hereby  irrevocably appointed  the  agent  and  attorney-in-fact  of  the  Borrower  to  transfer  and  convey  its  interest (subject  to  lessees’  rights  of quiet  enjoyment)  in  any  portion  of  the Collateral  in  connection with  a  Sale  thereof,  and  to  take  all  action  necessary  to  effect  such  Sale.  No  purchaser  or transferee at  such a Sale  shall  be bound  to ascertain  the Collateral Agent’s authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies. The  Collateral  Agent  acknowledges  that  its  right  to  sell,  transfer  or(d) otherwise  convey  any  Hedge  Agreement  or  any  transaction  outstanding  thereunder,  or  to exercise  foreclosure  rights  with  respect  thereto  shall  be  subject  to  compliance  with  the provisions of the applicable Hedge Agreement. Collateral Agent Action.  The Collateral Agent’s right to seek and recoverSection 816 judgment on the Loans or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the Lien of this Agreement nor  any  rights or  remedies of  the Collateral Agent,  any Hedge Counterparty or  the Lenders  shall be impaired by  the recovery of any judgment by the Collateral Agent against  the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower. ARTICLE IX THE COLLATERAL AGENT Duties  of  the Collateral Agent.  Each of  the Lenders hereby  (i)  appointsSection 901 Wilmington  Trust,  N.A.  to  act  as  the  Collateral  Agent  under  this  Agreement  and  the  other Transaction Documents  and  as  its “representative”  as  such  term  is  used  in  the UCC,  and  (ii) authorizes  and directs  the Collateral Agent  to enter  into  the  Intercreditor Collateral Agreement and the Control Agreements. The Collateral Agent, prior to the occurrence of an Event of Default or after the cure or waiver of any Event of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set  forth  in  this Agreement and no implied duties  shall  be  inferred against  it.   If  any Event of Default has occurred and  is continuing,  the Collateral Agent, at the written direction of the Majority Lenders, shall exercise such of the rights and  powers  vested  in  it  by  this  Agreement,  and  use  the  same  degree  of  care  and  skill  in  its exercise  as  a  prudent Person would  exercise  or  use under  the  circumstances  in  the  conduct of such Person’s own affairs. The Collateral Agent,  upon  receipt  of  all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  furnished  to  the  Collateral  Agent  which  are specifically  required  to  be  furnished  pursuant  to  any  provisions  of  this  Agreement,  shall,  as expressly  set  forth  in  this  Agreement,  determine  whether  they  are  substantially  in  the  form required by this Agreement; provided, however, that the Collateral Agent shall not be responsible for investigating or re-calculating, evaluating, certifying, verifying or independently determining the accuracy or content (including mathematical calculations) of any such resolution, certificate, 107 the board resolutions and incumbency certificates of the related company in form and substance satisfactory to each Lender as to such matters as the Lender shall reasonably require. Transaction  Documents;  Notes.   This  Agreement  and  all  other(b) Transaction Documents shall have been executed and delivered by the Borrower and all other parties thereto, together with such other documents reasonably requested by the Administrative Agent,  the  Collateral  Agent  or  any  Lender.   There  shall  have  been  delivered  to  the Administrative Agent for the account of each Lender that has requested a Note, the appropriate Note,  in  each  case  executed  by  the Borrower  and  in  the  amount, maturity  and  as  otherwise provided herein. Opinions  of  Counsel.   Opinions  from  counsel  to  the  Borrower,  the(c) Seller, the Container Service Provider, TAL and the Manager, each dated the Closing Date and in form and in substance satisfactory to each Lender, as to such matters as it shall reasonably require  including,  without  limitation,  true  sale,  non-consolidation,  enforceability,  investment company  act,  corporate  matters,  perfected  security  interest  in  the  Collateral  and  such  other matters  incident  to  the  transactions  contemplated  herein  as  the  Administrative  Agent  may reasonably request. Certificate as  to Managed Containers.  A certificate from the Manager,(d) dated  the  Closing  Date,  certifying  that  it  is  managing  all  of  the  Managed  Containers  in accordance  with  the  Management  Agreement  in  satisfactory  form  shall  have  been  duly executed and delivered. Fees.  The Borrower shall have paid all fees owing to the Administrative(e) Agent, the Collateral Agent and the Lenders, including the Upfront Fee. Matters  regarding  the  Collateral.   The  Administrative  Agent  and  the(f) Lenders  shall  have  received  from  the  Borrower  satisfactory  evidence  of  (i)  the  existence  or validity  of  the Collateral,  (ii)  the  perfection  of  the Collateral Agent’s  security  interest  in  the Collateral, and (iii) compliance by the Borrower, the Seller, the Container Service Provider and the Manager with all of their respective covenants, and the accuracy of all of  their respective warranties  or  representations,  in  each  case  to  the  extent  such  covenants,  warranties  or representations relate to the Collateral. Notices.   The  Borrower  (or  the  Manager  on  its  behalf)  shall  have(g) delivered notices of (i) the designation of the Borrower as an “Unrestricted Subsidiary” under the TCIL Credit Agreement, and (ii) the designation of the Borrower and Collateral Agent as a “Managed  Equipment  Owner”  and “Managed  Equipment  Lender”,  respectively,  under  the Intercreditor Collateral Agreement in effect as of the Closing Date. Officer’s  Certificate.   The Administrative Agent  shall  have  received  a(h) certificate  from  the  Borrower,  dated  as  of  the  Closing  Date  and  signed  by  an  Authorized Officer, certifying (a) that no Default, Event of Default or Early Amortization Event exists on such date  and  (b)  all  representations and warranties of  the Borrower contained herein and  in each other Transaction Document are true and correct in all material respects. 125

Schedule II SCHEDULE II Commitments Lender Commitment ABN AMRO Capital USA LLC [***] * Wells Fargo Bank, National Association [***] * Bank of America, N.A. [***] * Citizens Bank, National Association [***] * Credit Suisse AG, Cayman Islands Branch [***] * ING Belgium SA/NV [***] * PNC Bank National Association [***] * Mizuho Bank, Ltd. [***] * Regions Bank [***] * * The Commitment for each Lender has been redacted. The aggregate Commitments for all Lenders totaled $1,125,000,000. * The Commitment for each Lender has been redacted in accordance with Item 601(a)(5) of Regulation S-K as it does not constitute information material to an investment or voting decision. The aggregate Commitments for all Lenders totaled $1,125,000,000.

735670766 18597645 Exhibit B Form of Second Amended and Restated Intercreditor Collateral Agreement [***]* * The entire Exhibit B has been redacted because the Intercreditor Collateral Agreement is not filed as a material agreement for Triton International Limited. * This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.

735670766 18597645 Exhibit C Amendment to Management Agreement [***]* * The entire Exhibit C has been redacted because the Management Agreement is not filed as a material agreement for Triton International Limited. * This exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K as it does not contain information material to an investment or voting decision.